                                                                    EXHIBIT 25.1


                                             Registration Statement No. 33-95108

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                             ---------------------

                                    FORM T-1

                   Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of a
                    Corporation designated to act as Trustee


                             ---------------------


                    MANUFACTURERS AND TRADERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)


                         NEW YORK                         16-0538020
                 (State of incorporation               (I.R.S. employer
                 if not a national bank)              identification No.)

                 One M&T Plaza
                Buffalo, New York                           14203
         (Address of principal executive offices)         (Zip Code)



                             ---------------------


                      TLFC IV EQUIPMENT LEASE TRUST 1996-1
              (Exact name of obligor as specified in its charter)


                         DELAWARE                        51-6506826
         (State or other jurisdiction of              (I.R.S. employer
         incorporation or organization)              identification No.)

               1001 Jefferson Street
                     Suite 550
              Wilmington, Delaware                          19801
         (Address of principal executive offices)         (Zip Code)





                             ---------------------


                               Lease Backed Notes
                        (Title of indenture securities)

------------------------------------------------------------------------

------------------------------------------------------------------------





Item 1.   General Information

          Furnish the following information as to the trustee:


     (a) Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

          Federal Reserve Bank of New York, 33 Liberty Street, New York, NY
          10045.

          Federal Deposit Insurance Corporation, Washington, D.C.  20429.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2. Affiliations with Obligor and Underwriters. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 3.   Voting Securities of the Trustee.


          Furnish the following information as to each class of voting securities of the trustee:

                            As of November 19, 1996




------------------------------------------------------------------------
     Col. A.                                                Col. B.
------------------------------------------------------------------------
     Title of Class                                   Amount Outstanding
------------------------------------------------------------------------
Capital Stock ($40 par value)                              3,015,885

Item 4.   Trusteeships under Other Indentures.


     If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

     (a)  Title of the securities outstanding under each such other indenture.

                                     NONE

     (b)  A brief statement of the facts relied upon as a basis for   the claim
          that no conflicting interest within the meaning    of Section 310(b)
          (1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.
                                     N/A

Item 5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

     If the trustee or any of the directors or executive officers of   the
trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

          None.

Item 6.   Voting Securities of the Trustee Owned by the Obligor or its
          Officials.

     Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor:

                            As of November 19, 1996

          None.

Item 7.   Voting Securities of the Trustee Owned by Underwriters or their
          Officials.

                            As of November 19, 1996

          None.

Item 8.   Securities of the Obligor Owned or Held by the Trustee.

     Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

                            As of November 19, 1996

          None.

Item 9.  Securities of Underwriters Owned or Held by the Trustee.

     If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the Trustee.

                            As of November 19, 1996

          None.

Item 10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

     If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor, or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

                            As of November 19, 1996

          None.

Item 11. Ownership or Holdings by the Trustee or any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

     If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

                            As of November 19, 1996

          None.


     Item 12.  List of Exhibits.

               Exhibit 1. Organization Certificate of the Trustee as Now in Effect Incorporated by reference herein to Exhibit 1, Form T-1, Registration Statement No. 33-7309.

               Exhibit 2. Certificate of Authority of the Trustee to Commence Business. Incorporated by reference herein to
                             Exhibit 2, Form T-1, Registration Statement No. 33 -7309.

               Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers. Incorporated by reference herein to
                             Exhibit 3, Form T-1, Registration Statement
                             No. 33-7309.

Exhibit 4. Existing By-Laws of the Trustee. Incorporated by reference herein to Exhibit 4, Form T-1, Registration Statement No. 33-7309.

Exhibit 5.  Consent of the Trustee.  Incorporated by reference  herein to
            Exhibit 6, Form T-1, Registration Statement No. 33-7309.

Exhibit 6. Report of Condition of the Trustee as of September 30, 1996.

     SIGNATURE




     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York,on the 19th day of November,1996.




                                         MANUFACTURERS AND TRADERS TRUST COMPANY




                                         By            Neil B. Witoff
                                           -----------------------------------
                                                       Neil B. Witoff
                                                 Assistant Vice President

                                  EXHIBIT 6

                              Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                              Federal Deposit Insurance Corporation
                              OMB Number: 3064-0052
                              Office of the Comptroller of the Currency
                              OMB Number: 1557-0081
                              Expires March 31, 1999

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
--------------------------------------------------------------------------------

                                               Please refer to page i,    /1/
[LOGO]                                         Table of Contents, for
                                               the required disclosure
                                               of estimated burden.
--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR

A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

                                                   (960930)
                                                   ----------
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1996 (RCRI 9999)

This report is required by law: 12                      This report form is to be filed by
U.S.C. Section 324 (State member                        banks with branches and consolidated
banks); 12 U.S.C. Section 1817                          subsidiaries in U.S. territories and
(State nonmember banks); and 12                         possessions, Edge or Agreement
U.S.C. Section 161 (National banks).                    subsidiaries, foreign branches,
                                                        consolidated foreign subsidiaries, or
                                                        International Banking Facilities.

----------------------------------------------------------------------------------------------

Note: The Reports of Condition and                      The Reports of Condition and Income
Income must be signed by an                             are to be prepared in accordance with
authorized officer and the Report of                    Federal regulatory authority
Condition must be attested to by not                    instructions.  NOTE: These
less than two directors (trustees)                      instructions may in some cases differ
for State nonmember banks and three                     from generally accepted accounting
directors for State member and                          principles.
National banks.
                                                        We, the undersigned directors
I,   Clifford P. Johnson, Vice President                (trustees), attest to the correctness
     -------------------------------------------        of this Report of Condition
     Name and Title of Officer Authorized               (including the supporting schedules)
         to Sign Report                                 and declare that it has been examined
                                                        by us and to the best of our
of the named bank do hereby declare                     knowledge and belief has been
that these Reports of Condition and                     prepared in conformance with the
Income (including the supporting                        instructions issued by the
schedules) have been prepared in                        appropriate Federal regulatory
conformance with the instructions                       authority and is true and correct.
issued by the appropriate Federal                       /s/ Robert G. Wilmers
regulatory authority and are true to                    --------------------------------------
the best of my knowledge and belief.                        Director (Trustee)

/s/ Clifford P. Johnson                                 /s/ Robert Sadler
------------------------------------------------        --------------------------------------
    Signature of Officer Authorized to Sign Report          Director (Trustee)

                                                        /s/ Brent Baird
     October 29, 1996                                   --------------------------------------
------------------------------------------------            Director (Trustee)
Date of Signature


----------------------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY  REPORT FORMS:

STATE MEMBER BANKS: Return the                          NATIONAL BANKS: Return the original
original and one copy to the                            only in the special return address
appropriate Federal Reserve District                    envelope provided.  If express mail
Bank.                                                   is used in lieu of the special return
                                                        address envelope, return the original
STATE NONMEMBER BANKS: Return the                       only to the FDIC, c/o Quality Data
original only in the special return                     Systems, 2127 Espey Court, Suite 204,
address envelope provided.  If                          Crofton, MD 21114.
express mail is used in lieu of the
special return address envelope,
return the original only to the
FDIC, c/o Quality Data Systems, 2127
Espey Court, Suite 204, Crofton, MD
21114.

----------------------------------------------------------------------------------------------

FDIC Certificate Number  /    /     /     /     /     /         MANUFACTURERS & TRADERS T/C
                         ------------------------------         ONE M&T PLAZA, 5TH FLOOR
                              (RCRI 9050)                       BUFFALO, NY 14203-4203
                                                                B36 1300000 002361300000 00588  31






  BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, FEDERAL DEPOSIT INSURANCE
            CORPORATION, OFFICE OF THE COMPTROLLER OF THE CURRENCY

Legal Title of Bank:    MANUFACTURERS AND TRADERS TRUST COMPANY      Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                ONE M&T PLAZA                                                                    Page RC-1
City, State, Zip:       BUFFALO, NY 14203-2399
FDIC Certificate No.:   | 0 | 0 | 5 | 8 | 8 |

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC -- BALANCE SHEET

                                                                                                                C400             <-
                                          Dollar Amounts in Thousands       RCFD           Bil      Mil         Thou
------------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                /   /   /   /   /   /   /   /   /   /   /   /  /  /  /  /
1.  Cash and balances due from depository
    institutions (from Schedule RC-A):                                /   /   /   /   /   /   /   /   /   /   /   /  /  /  /  /
    a. Noninterest-bearing balances and
       currency and coin (1)                                          0081                                             413,147  1.a.
    b. Interest-bearing balances (2)                                  0071                                              55,542  1.b.
2.  Securities:                                                       /   /   /   /   /   /   /   /   /   /   /   /  /  /  /  /
    a. Held-to-maturity securities (from Schedule RC-B,
       column A)                                                      1754                                              86,338  2.a.
    b. Available-for-sale securities (from Schedule RC-B,
       column D)                                                      1773                                           1,466,521  2.b.
3.  Federal funds sold and securities purchased under
    agreements to resell in domestic offices                          /   /   /   /   /   /   /   /   /   /   /   /  /  /  /  /
    of the bank and of its Edge and Agreement subsidiaries,
    and in IBFs:                                                      /   /   /   /   /   /   /   /   /   /   /   /  /  /  /  /
    a. Federal funds sold                                             0276                                                   0  3.a.
    b. Securities purchased under agreements to resell                0277                                              11,106  3.b.
4.  Loans and lease financing receivables:                            /   /   /   /   /   /   /   /   /   /   /   /  /  /  /  /
    a. Loans and leases, net of unearned
       income (from Schedule RC-C)         RCFD  2122   / 8,696,687   /   /   /   /   /   /   /   /   /   /   /   /  /  /  /  / 4.a.
    b. LESS: Allowance for loan and
       lease losses                        RCFD  3123   /   239,157   /   /   /   /   /   /   /   /   /   /   /   /  /  /  /  / 4.b.
    c. LESS: Allocated transfer risk
       reserve                             RCFD  3128   /         0   /   /   /   /   /   /   /   /   /   /   /   /  /  /  /  / 4.c.
                                           ------------------------
    d. Loans and leases, net of unearned
       income, allowance, and reserve                                 /   /   /   /   /   /   /   /   /   /   /   /  /  /  /  /
       (item 4.a. minus 4.b. and 4.c)                                 2125                                           8,457,530  4.d.
5.  Trading assets (from Schedule RC-D)                               3545                                              20,520  5.
6.  Premises and fixed assets (including
    capitalized leases)                                               2145                                             120,824  6.
7.  Other real estate owned (from Schedule RC-M)                                                 2150 6,956                     7.
8.  Investments in unconsolidated subsidiaries and
    associated companies (from Schedule RC-M)                         2130                                                   0  8.
9.  Customers' liability to this bank on acceptance
    outstanding                                                       2155                                               1,581  9.
10. Intangible assets (from Schedule RC-M)                            2143                                              59,067  10.
11. Other assets (from Schedule RC-F)                                 2160                                             154,632  11.
12. Total assets (sum of items 1 through 11)                          2170                                          10,853,764  12.
                                                                      --------------------------------------------------------------

------------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Tile of Bank:      Manufacturers and Traders Trust Company    Call Date: 9/30/96 ST-BK 36-1300
Address:                 One M&T Plaza                                                       FFIEC03
City, State, Zip:        Buffalo, NY 14203-2399
FDIC Certificate No.:    |0|0|5|8|8|
                                                                                            Page RC-2

SCHEDULE RC -- CONTINUED




                                 Dollar Amounts in Thousands   /  /  /  /  /        Bil     Mil              Thou
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                    /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /
13. Deposits:                                                  /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /
 a. In domestic offices (sum of totals of columns A and C      RCON 2200                                     8,105,310     13.a.
    from Schedule RC-E, part I)
    (1) Noninterest-bearing (1)        RCON 6631   1,334,411   /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /    13.a.(1)
    (2) Interest-bearing               RCON 6636   6,770,899   /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /    13.a.(2)
                                       ---------------------
 b. In foreign offices, Edge and Agreement subsidiaries,       /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /
    and IBFs (from Schedule RC-E, Part II)
                                                               RCFN 2200                                       241,780     13.b.
    (1) Noninterest-bearing            RCFN 6631           0   /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /    13.b.(1)
    (2) Interest-bearing               RCFN 6636     241,780   /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /    13.b.(2)
                                       ---------------------
14. Federal funds purchased and securities sold under          /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /
    agreements to repurchase in domestic offices of the        /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /
    bank and of its Edge and Agreement subsidiaries,
    and in IBFs:
    a. Federal funds purchased                                 RCFD 0278                                     1,071,279     14.a.
    b. Securities sold under agreements to repurchase          RCFD 0279                                       280,643     14.b.
15. a. Demand notes issued to the U.S. Treasury                RCON 2840                                       134,978     15.a.
    b. Trading liabilities (from Schedule RC-D)                RCFD 3548                                        24,496     15.b.
16. Other borrowed money:                                      /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /
    a. WITH A REMAINING MATURITY OF ONE YEAR OR LESS           RCFD 2332                                        10,161     16.a.
    b. WITH A REMAINING MATURITY OF MORE THAN ONE YEAR         RCFD 2333                                         2,369     16.b.
17. Mortgage indebtedness and obligations under                RCFD 2910                                           675     17.
    capitalized leases
18. Bank's liability on acceptances executed and outstanding   RCFD 2920                                         1,581     18.
19. Subordinated notes and debentures                          RCFD 3200                                       175,000     19.
20. Other liabilities (from Schedule RC-G)                     RCFD 2930                                       158,888     20.
21. Total liabilities (sum of items 13 through 20)             RCFD 2948                                    10,207,160     21.
                                                               /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /
22. Limited-life preferred stock and related surplus           RCFD 3282                                             0     22.
EQUITY CAPITAL                                                 /   /   /   /   /   /   /   /   /   /   /  /  /  /  /  /
23. Perpetual preferred stock and related surplus              RCFD 3838                                             0     23.
24. Common stock                                               RCFD 3230                                       120,635     24.
25. Surplus (exclude all surplus related to preferred stock)   RCFD 3839                                        87,524     25.
26. a. Undivided profits and capital reserves                  RCFD 3632                                       448,129     26.a.
    b. Net unrealized holding gains (losses) on                RCFD 8434                                        (9,684)    26.b.
       available-for-sale securities
27. Cumulative foreign currency translation adjustments        RCFD 3284                                             0     27.
28. Total equity capital (sum of items 23 through 27)          RCFD 3210                                       646,604     28.
29. Total liabilities, limited-life preferred stock,           RCFD 3300                                    10,853,764     29.
    and equity capital (sum of items 21, 22, and 28)

Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1. Indicate in the box at the right the number of the
   statement below that best describes the most                                                                 Number
   comprehensive level of auditing work performed for
   the bank by independent external auditors as of any
   date during 1995                                            RCFD 6724                                           N/A     M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:            MANUFACTURERS AND TRADERS TRUST COMPANY             Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                        ONE M&T PLAZA                                                                          Page  RC-3
City, State, Zip:               BUFFALO, NY 14203-2399
FDIC Certificate No.:           | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RC-A -- CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS Exclude assets held for trading.




                                                                               (Column A)
                                                                              Consolidated
                                                                                  Bank
                                Dollar Amounts in Thousands    RCFD          Bil     Mil                       Thou
-----------------------------------------------------------    -----------------------------------------------------
1. Cash items in process of collection, unposted debits, and   /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   currency and coin                                           0022                                         372,369
   a. Cash items in process of collection and unposted         /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      debits                                                   /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   b. Currency and coin                                        /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
2. Balances due from depository institutions in the U.S.       /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a. U.S. branches and agencies of foreign banks              /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      (including their IBFs)                                   0083                                          35,000
 b. Other commercial banks in the U.S. and other               /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
    depository institutions in the U.S. (including             0085                                          17,693
    their IFBs)
3. Balances due from banks in foreign countries and foreign    /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   central banks                                               /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a. Foreign branches of other U.S. banks                     0073                                               0
   b. Other banks in foreign countries and foreign             /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      central banks                                            0074                                          25,624
4. Balances due from Federal Reserve Banks                     0090                                          18,003
5. Total (sum of items 1 through 4) (total of column A must    /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   equal Schedule RC, sum of items 1.a and 1.b)                0010                                         468,689

                                                                                                           C405            <-
                                                                               (Column B)
                                                                                Domestic
                                                                                 Offices
                                Dollar Amounts in Thousands      RCON        Bil     Mil                       Thou
-----------------------------------------------------------      --------------------------------------------------
1. Cash items in process of collection, unposted debits, and     /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   currency and coin                                             /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /            1.
   a. Cash items in process of collection and unposted           /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      debits                                                     0020                                         256,551      1.a.
   b. Currency and coin                                          0080                                         115,818      1.b.
2. Balances due from depository institutions in the U.S.         0082                                          17,693      2.
   a. U.S. branches and agencies of foreign banks                /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      (including their IBFs)                                     /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /            2.a.
   b. Other commercial banks in the U.S. and other               /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      depository institutions in the U.S. (including             /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /            2.b.
      their IFBs)
3. Balances due from banks in foreign countries and foreign      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   central banks                                                 0070                                           5,624      3.
   a. Foreign branches of other U.S. banks                       /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /            3.a.
   b. Other banks in foreign countries and foreign               /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      central banks                                              /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /            3.b.
4. Balances due from Federal Reserve Banks                       0090                                          18,003      4.
5. Total (sum of items 1 through 4) (total of column A must      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   equal Schedule RC, sum of items 1.a and 1.b)                  0010                                         413,689      5.

Memorandum                      Dollar Amounts in Thousands      RCON        Bil     Mil                       Thou
---------------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks        /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   in the U.S. (included in item 2, column B above)              0050                                          17,151      M.1.

SCHEDULE RC-B -- SECURITIES

Exclude assets held for trading.


                                                                        Held-to-maturity
                                                       ----------------------------------------------------
                                                             (Column A)                  (Column B)
                                                           Amortized Cost                Fair Value
                         Dollar Amounts in Thousands      RCFD Bil Mil Thou           RCFD Bil Mil Thou
----------------------------------------------------  -------------------------    -------------------------
1. U.S. Treasury securities                           0211                    0    0213                    0

2. U.S. Government agency and corporation
   obligations (exclude mortgage-backed               /  /  /  /  /  /  /  /  /    /  /  /  /  /  /  /  /  /
   securities):                                       /  /  /  /  /  /  /  /  /    /  /  /  /  /  /  /  /  /
   a. Issued by U.S. Government agencies (2)          1289                    0    1290                    0
   b. Issued by U.S. Government-sponsored             /  /  /  /  /  /  /  /  /    /  /  /  /  /  /  /  /  /
      agencies (3)                                    1294               42,130    1295               42,387

                                                                                               C410                   <-
                                                                           Available-for-sale
                                                          ----------------------------------------------------
                                                                 (Column C)                  (Column D)
                                                               Amortized Cost               Fair Value(1)
                         Dollar Amounts in Thousands          RCFD Bil Mil Thou           RCFD Bil Mil Thou
----------------------------------------------------      -------------------------    -------------------------
1. U.S. Treasury securities                               1286              559,071    1287              555,726      1.
2. U.S. Government agency and corporation
   obligations (exclude mortgage-backed                   /  /  /  /  /  /  /  /  /    /  /  /  /  /  /  /  /  /
   securities):                                           /  /  /  /  /  /  /  /  /    /  /  /  /  /  /  /  /  /
   a. Issued by U.S. Government agencies (2)              1291                    0    1293                    0      2.a.
   b. Issued by U.S. Government-sponsored                 /  /  /  /  /  /  /  /  /    /  /  /  /  /  /  /  /  /
      agencies (3)                                        1297                    0    1298                    0      2.b.

---------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.


Legal Title of Bank:            MANUFACTURERS AND TRADERS TRUST COMPANY                Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                        ONE M&T PLAZA                                                                          Page  RC-4
City, State, Zip:               BUFFALO, NY 14203-2399
FDIC Certificate No.:           | 0 | 0 | 5 | 8 | 8 |


SCHEDULE RC-B -- CONTINUED

                                                                              Held-to-maturity
                                                            ----------------------------------------------------
                                                                   (Column A)                 (Column B)
                                                                 Amortized Cost               Fair Value
                             Dollar Amounts in Thousands        RCFD Bil Mil Thou          RCFD Bil Mil Thou
--------------------------------------------------------    -------------------------  -------------------------
3. Securities issued by states and political subdivisions   /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   in the U.S.:                                             /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a. General obligations                                   1676               44,208  1677               44,473    3.a.
   b. Revenue obligations                                   1681                    0  1686                    0    3.b.
   c. Industrial development and similar obligations        1694                    0  1695                    0    3.c.
                                                            ------                     ------
4. Mortgage-backed securities (MBS):                        /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                            -------------------------  -------------------------
   a. Pass-through securities:                              /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                            -------------------------  -------------------------
      (1) Guaranteed by GNMA                                1698                    0  1699                    0    4.a.(1)
                                                            ------                     ------
      (2) Issued by FNMA and FHLMC                          1703                    0  1705                    0    4.a.(2)
                                                            ------                     ------
      (3) Other pass-through securities                     1709                    0  1710                    0    4.a.(3)
                                                            ------                     ------
   b. Other mortgage-backed securities (include CMOs,       /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      REMICs, and stripped MBS):                            /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                            /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      (1) Issued or guaranteed by FNMA, FHLMC, or GNMA      1714                    0  1715                    0    4.b.(1)
                                                            /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      (2) Collateralized by MBS issued or guaranteed by     /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
          FNMA, FHLMC, or GNMA                              1718                    0  1719                    0    4.b.(2)
      (3) All other mortgage-backed securities              1733                    0  1734                    0    4.b.(3)
                                                            ------                     ------
5. Other debt securities:                                   /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                            -------------------------  -------------------------
   a. Other domestic debt securities                        1737                    0  1738                    0    5.a.
                                                            ------                     ------
   b. Foreign debt securities                               1742                    0  1743                    0    5.b.
                                                            ------                     ------
6. Equity securities:                                       /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                            -------------------------  -------------------------
   a. Investments in mutual funds                           /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /    6.a.
                                                            -------------------------  -------------------------
   b. Other equity securities with readily determinable     /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      fair values                                           /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /    6.b.
   c. All other equity securities (1)                       /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /    6.c.
                                                            -------------------------  -------------------------
7. Total (sum of items 1 through 6) (total of column A      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   must equal Schedule RC, item 2.a) (total of column D     /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   must equal Schedule RC, item 2.b)                        1754               86,338  1771               86,860    7.

                                                                              Available-for-sale
                                                              ----------------------------------------------------
                                                                     (Column C)                 (Column D)
                                                                   Amortized Cost              Fair Value(1)
                             Dollar Amounts in Thousands          RCFD Bil Mil Thou          RCFD Bil Mil Thou
--------------------------------------------------------      -------------------------  -------------------------
3. Securities issued by states and political subdivisions     /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   in the U.S.:                                               /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a. General obligations                                     1678                    0  1679                    0  3.a.
   b. Revenue obligations                                     1690                    0  1691                    0  3.b.
   c. Industrial development and similar obligations          1696                    0  1697                    0  3.c.
                                                              ------                     ------
4. Mortgage-backed securities (MBS):                          /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                              -------------------------  -------------------------
   a. Pass-through securities:                                /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                              -------------------------  -------------------------
      (1) Guaranteed by GNMA                                  1701                    0  1702                    0  4.a.(1)
                                                              ------                     ------
      (2) Issued by FNMA and FHLMC                            1706              315,910  1707              315,500  4.a.(2)
                                                              ------------               ------------
      (3) Other pass-through securities                       1711               99,849  1713               99,272  4.a.(3)
                                                              -----------                -----------
   b. Other mortgage-backed securities (include CMOs,         /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      REMICs, and stripped MBS):                              /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                              /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      (1) Issued or guaranteed by FNMA, FHLMC, or GNMA        1716              120,683  1717              111,244  4.b.(1)
                                                              /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      (2) Collateralized by MBS issued or guaranteed by       /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
          FNMA, FHLMC, or GNMA                                1731                    0  1732                    0  4.b.(2)
      (3) All other mortgage-backed securities                1735              312,431  1736              308,242  4.b.(3)
                                                              ------------               ------------
5. Other debt securities:                                     /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                              -------------------------  -------------------------
   a. Other domestic debt securities                          1739               31,744  1741               31,765  5.a.
                                                              -----------                -----------
   b. Foreign debt securities                                 1744                    0  1746                    0  5.b.
                                                              ------                     ------
6. Equity securities:                                         /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                              -------------------------  -------------------------
   a. Investments in mutual funds                             1747                3,149  1748                3,149  6.a.
                                                              ----------                 ----------
   b. Other equity securities with readily determinable       /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      fair values                                             1749                1,596  1751                2,950  6.b.
   c. All other equity securities (1)                         1752               38,673  1753               38,673  6.c.
                                                              -----------                -----------
7. Total (sum of items 1 through 6) (total of column A        /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   must equal Schedule RC, item 2.a) (total of column D       /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   must equal Schedule RC, item 2.b)                          1772            1,483,106  1773            1,466,521  7.

(1) Includes equity securities without readily determinable fair values at historical cost in the item 6.c, column D.

Legal Title of Bank:           MANUFACTURERS AND TRADERS TRUST COMPANY         Call Date:  9/30/96  ST-BK  36-1300  FFIEC 031
Address:                       ONE M&T PLAZA                                                                        Page RC-5
City, State, Zip:              BUFFALO, NY 14203-2399
FDIC Certificate No.:          | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RC-B -- CONTINUED
Memoranda




                                                                                                      C412       <-
                                                                                                -------------
                                                              Dollar Amounts in Thousands       RCFD Bil Mil Thou
-----------------------------------------------------------------------------------------  ----------------------
1. Pledged securities (2)                                                                      0416    1,211,993   M.1.
2. Maturity and repricing data for debt securities (2), (3), (4)
    (excluding those in nonaccrual status):                                                    /  /  /  /  /  /
    a. Fixed rate debt securities with a remaining maturity of:                                /  /  /  /  /  /
                                                                                               ------------------
       (1) Three months or less                                                                0343       23,252   M.2.a.(1)
                                                                                               ------------------
       (2) Over three months through 12 months                                                 0344       43,274   M.2.a.(2)
                                                                                               ------------------
       (3) Over one year through five years                                                    0345      769,659   M.2.a.(3)
                                                                                               ------------------
       (4) Over five years                                                                     0346      265,789   M.2.a.(4)
                                                                                               ------------------
       (5) Total fixed rate debt securities
           (sum of Memorandum items 2.a.(1) through 2.a.(4)                                    0347    1,101,974   M.2.a.(5)
                                                                                               ------------------
    b. Floating rate debt securities with a repricing
        frequency of:                                                                          /  /  /  /  /  /
                                                                                               ------------------
      (1) Quarterly or more frequently                                                         4544        90,630   M.2.b.(1)
                                                                                               ------------------
      (2) Annually or more frequently, but less frequently
          than quarterly                                                                       4545       283,138   M.2.b.(2)
                                                                                               ------------------
      (3) Every five years or more frequently,
          but less frequently than annually                                                    4551        32,345   M.2.b.(3)
                                                                                               ------------------
      (4) Less frequently than every five years                                                4552             0   M.2.b.(4)
                                                                                               ------------------
      (5) Total floating rate debt securities
           (sum of Memorandum items 2.b.(1) through 2.b.(4))                                   4553       406,113   M.2.b.(5)
                                                                                               ------------------
    c. Total DEBT securities (sum of Memorandum items 2.a.(5) and 2.b.(5))
       (must equal total debt securities from Schedule RC-B,                                    /  /  /  /  /  /  /
       sum of items 1 through 5, columns A and D, minus nonaccrual                             /  /  /  /  /  /  /
       debt securities included in Schedule RC-N, item 9, column C)                            0393      1,508,087  M.2.c.
                                                                                               ------------------
3. Not applicable                                                                              /  /  /  /  /  /  /
                                                                                               ------------------
4. Held-to-maturity debt securities restructured and in compliance
   with modified terms (included in Schedule RC-B, items 3                                     /  /  /  /  /  /  /
   through 5, column A, above)                                                                 5365              0  M.4.
                                                                                               ------------------
5. Not applicable                                                                              /  /  /  /  /  /  /
                                                                                               ------------------
6. Floating rate debt securities with a remaining maturity
   of one year or less (2), (4) (INCLUDED IN MEMORANDUM ITEMS 2.B.(1)                          /  /  /  /  /  /  /
   THROUGH 2.B.(4) ABOVE)                                                                      5519          9,813  M.6.
                                                                                               ------------------

7. Amortized cost of held-to-maturity securities sold or
   transferred to available-for-sale or trading securities during the                          /  /  /  /  /  /  /
   calendar year-to-date (report the amortized cost at date of sale or
   transfer)                                                                                   1778              0  M.7.
                                                                                               ------------------

8. High-risk mortgage securities (included in the held-to-maturity
   and available-for-sale accounts in Schedule RC-B, item                                      /  /  /  /  /  /  /
   4.b):                                                                                       ------------------


   a. Amortized cost                                                                           8780        14,508   M.8.a.
                                                                                               ------------------

   b. Fair value                                                                               8781         6,203   M.8.b.
                                                                                               ------------------

9. Structured notes (included in the held-to-maturity and                                      /  /  /  /  /  /  /
  available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):                            /  /  /  /  /  /  /
                                                                                               ------------------

 a. Amortized cost                                                                             8782        42,130   M.9.a.
                                                                                               ------------------

 b. Fair value                                                                                 8783        42,387   M.9.b.
                                                                                               ------------------

-----------------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:      MANUFACTURERS AND TRADERS TRUST COMPANY                      Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                  ONE M&T PLAZA                                                                                    Page RC-6
City, State, Zip:         BUFFALO, NY 14203-2399
FDIC Certificate No.:     | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I.  LOANS AND LEASES



Do not deduct the allowances for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                                 C415       <-
                                                                      (Column A)                   (Column B)
                                                                     Consolidated                    Domestic
                                                                         Bank                        Offices
                                 Dollar Amounts in Thousands     RCFD  Bil   Mil   Thou       RCON   Bil   Mil   Thou
-----------------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate                                  1410            4,674,442    / / / / / / / / / / / /     1.
   a. Construction and land development                          / / / / / / / / / / / / /    1415               151,003  1.a.
   b. Secured by farmland (including farm                        / / / / / / / / / / / / /    / / / / / / / / / / / /
      residential and other improvements)                        / / / / / / / / / / / / /    1420                 6,280  1.b.
   c. Secured by 1-4 family residential properties:              / / / / / / / / / / / / /    / / / / / / / / / / / /
      (1) Revolving, open-end loans secured by 1-4 family        / / / / / / / / / / / / /    / / / / / / / / / / / /
          residential properties and extended under
          lines of credit                                        / / / / / / / / / / / / /    1799                     0  1.c.(1)
      (2) All other loans secured by 1-4 family residential
          properties:                                            / / / / / / / / / / / / /    / / / / / / / / / / / /
          (a) Secured by first liens                             / / / / / / / / / / / / /    5367               890,501  1.c.(2)(a)
          (b) Secured by junior liens                            / / / / / / / / / / / / /    5368               249,108  1.c.(2)(b)
   d. Secured by multifamily (5 or more)
      residential properties                                     / / / / / / / / / / / / /    1460             1,543,713  1.d.
   e. Secured by nonfarm nonresidential properties               / / / / / / / / / / / / /    1480             1,833,837  1.e.
2. Loans to depository institutions:                             / / / / / / / / / / / / /    / / / / / / / / / / / /
   a. to commercial banks in the U.S.                            / / / / / / / / / / / / /    1505                     0  2.a.
      (1) To U.S. branches and agencies of foreign banks         1506                    0    / / / / / / / / / / / /     2.a.(1)
      (2) To other commercial banks in the U.S.                  1507                    0    / / / / / / / / / / / /     2.a.(2)
   b. To other depository institutions in the U.S.               1517                    0    1517                     0  2.b.
   c. To banks in foreign countries                              / / / / / / / / / / / / /    1510                     0  2.c.
      (1) To foreign branches of other U.S. banks                1513                    0    / / / / / / / / / / / /     2.c.(1)
       (2) To other banks in foreign countries                   1516                    0    / / / / / / / / / / / /     2.c.(2)
3. Loans to finance agricultural production                      1590                7,089    1590                 7,089  3.
   and other loans to farmers
4. Commercial and industrial loans:                              / / / / / / / / / / / / /    / / / / / / / / / / / /
   a. To U.S. addressees (domicile)                              1763            1,717,249    1763             1,717,249  4.a.
   b. To non-U.S. addressees (domicile)                          1764                  942    1764                   942  4.b.
5. Acceptances of other banks:                                   / / / / / / / / / / / / /    / / / / / / / / / / / /
   a. Of U.S. banks                                              1756                    0    1756                     0  5.a.
   b. Of foreign banks                                           1757                    0    1757                     0  5.b.
6. Loans to individuals for household, family,                   / / / / / / / / / / / / /    / / / / / / / / / / / /
   and other personal expenditures (i.e.,
   consumer loans) (includes purchased paper)                    / / / / / / / / / / / / /    1975             1,577,990  6.
   a. Credit cards and related plans                             / / / / / / / / / / / / /    / / / / / / / / / / / /
      (includes check credit and other
      revolving credit plans)                                    2008              281,544    / / / / / / / / / / / /     6.a.
   b. Other (includes single payment, installment,               2011            1,296,446    / / / / / / / / / / / /     6.b.
      and all student loans)
7. Loans to foreign governments and official                     / / / / / / / / / / / / /    / / / / / / / / / / / /
   institutions (including foreign central banks)
                                                                 2081                    0    2081                     0  7.

8. Obligations (other than securities and leases)
   of states and political subdivisions in                       / / / / / / / / / / / / /    / / / / / / / / / / / /
   the U.S. (includes nonrated
   industrial development obligations)                           / / / / / / / / / / / / /    / / / / / / / / / / / /
                                                                 2107              268,744    2107               268,744  8.
9. Other loans                                                   1563              248,083    / / / / / / / / / / / /     9.
   a. Loans for purchasing or carrying securities                / / / / / / / / / / / / /    1545                16,433  9.a.
   (secured and unsecured)
   b. All other loans (exclude consumer loans)                   / / / / / / / / / / / / /    1564               231,650  9.b.
10. Lease financing receivables
   (net of unearned income)                                      / / / / / / / / / / / / /    2165               202,148  10.
    a. Of U.S. addressees (domicile)                             2182              202,148    / / / / / / / / / / / / /   10.a.
    b. Of non-U.S. addressees (domicile)                         2183                    0    / / / / / / / / / / / / /   10.b.
11. LESS:  Any unearned income on loans reflected                2123                    0    2123                     0  11.
    in items 1-9 above
12. Total loans and leases, net of unearned income               / / / / / / / / / / / / /    / / / / / / / / / / / / /
    (sum of items 1 through 10 minus item
    11) (total of column A must equal Schedule RC, item 4.a)     2122            8,696,687    2122             8,696,687  12.

Legal Title of Bank:                   MANUFACTURERS AND TRADERS TRUST COMPANY        Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                               ONE M&T PLAZA                                                                      Page RC-7
City, State, Zip:                      BUFFALO, NY 14203-2399
FDIC Certificate No.:                  | 0 | 0 | 5 | 8 | 8 |


SCHEDULE RC-C--CONTINUED

PART I.  CONTINUED


Memoranda                                                           (Column A)                           (Column B)
                                                                   Consolidated                           Domestic
                                                                       Bank                                Offices
                                 Dollar Amounts in Thousands   RCFD  Bil   Mil   Thou               RCON   Bil   Mil   Thou
-----------------------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule
   RC-C, part I, above                                          1496                  0              1496                  0   M.1.

2. Loans and leases restructured and in compliance              / / / / / / / / / /                  / / / / / / / / / /
   with modified terms (included in Schedule RC-C,              / / / / / / / / / /                  / / / / / / / / / /
   part I, above and not reported as past due or                / / / / / / / / / /                  / / / / / / / / / /
   nonaccrual in Schedule RC-N, Memorandum item 1):             / / / / / / / / / /                  / / / / / / / / / /

   a.  Loans secured by real estate:                            / / / / / / / / / /                  / / / / / / / / / /
       (1) To U.S. addressees (domicile)                        1687                  0              M.2.a.(1)
       (2) To non-U.S. addressees (domicile)                    1689                  0              M.2.a.(2)

   b.  All other loans and all lease financing                  / / / / / / / / / /
       receivables (exclude loans to individuals                / / / / / / / / / /
       for household, family, and other personal                / / / / / / / / / /
       expenditures)                                            8691                  0              M.2.b.

   c.  Commercial and industrial loans to and lease             / / / / / / / / / /
       financing receivables of non-U.S. addressees             / / / / / / / / / /
       (domicile) included in Memorandum item                   / / / / / / / / / /
       2.b above                                                / / / / / / / / / /
                                                                8692                  0              M.2.c.

3. Maturity and repricing data for loans and leases             / / / / / / / / / /
   (1) (excluding those in nonaccrual status):                  / / / / / / / / / /

   a.  Fixed rate loans and leases with a remaining maturity of:/ / / / / / / / / /
       (1) Three months or less                                 0348              459,566            M.3.a.(1)
       (2) Over three months through 12 months                  0349              823,440            M.3.a.(2)
       (3) Over one year through five years                     0356            3,475,648            M.3.a.(3)
       (4) Over five years                                      0357              905,379            M.3.a.(4)
       (5) Total fixed rate loans and leases                    / / / / / / / / / /
           (sum of Memorandum items 3.a.(1) through 3.a.(4))    0358            5,664,033            M.3.a.(5)

   b.  Floating rate loans with a repricing frequency of:       / / / / / / / / / /
       (1) Quarterly or more frequently                         4554            2,923,797            M.3.b.(1)
       (2) Annually or more frequently, but less
           frequently than quarterly                            4555               58,305            M.3.b.(2)
       (3) Every five years or more frequently, but
           less frequently than annually                        4561                3,672            M.3.b.(3)
       (4) Less frequently than every five years                4564                    0            M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum         / / / / / / / / / /
           items 3.b.(1) through 3.b.(4))                       / / / / / / / / / /
                                                                4567            2,985,774            M.3.b.(5)

   c.  Total loans and leases (sum of Memorandum               / / / / / / / / / /
       items 3.a.(5) and 3.b.(5)) (Must equal                  / / / / / / / / / /
       the sum of total loans and leases, net, from            / / / / / / / / / /
       Schedule RC-C, part I, item 12, plus                    / / / / / / / / / /
       unearned income from Schedule RC-C, part I,             / / / / / / / / / /
       item 11,  minus total nonaccrual loans and              / / / / / / / / / /
       leases from Schedule RC-N, sum of items 1               / / / / / / / / / /
       through 8,  column C)
                                                               1479             8,649,807            M.3.c.
   d.  FLOATING RATE LOANS WITH A REMAINING                    / / / / / / / / / /
       MATURITY OF ONE YEAR OR LESS (INCLUDED                  / / / / / / / / / /
       IN MEMORANDUM ITEMS 3.b.(1) THROUGH                     / / / / / / / / / /
       3.b.(4) ABOVE)                                          A246               115,671            M.3.d.

4. Loans to finance commercial real estate, construction,
   and land development activities (NOT SECURED                / / / / / / / / / /
   BY REAL ESTATE) included in                                 / / / / / / / / / /
   Schedule RC-C, part I, items 4                              / / / / / / / / / /
   and 9, column A, page RC-6(2)                               2746               186,840            M.4.

5. Loans and leases held for sale (included                    / / / / / / / / / /
   in Schedule RC-C, part I, above)                            5369               201,419            M.5.

6. Adjustable rate closed-end loans secured by first          / / / / / / / / / /
   liens on 1-4 family residential properties                 / / / / / / / / / /
   (included in Schedule RC-C, part I, item                   / / / / / / / / / /                    RCON   Bil  Mil  Thou
   1.c.(2)(a), column b, page RC-6)                           / / / / / / / / / /
                                                              / / / / / / / / / /                    5370             100,650   M.6.


---------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:    MANUFACTURERS AND TRADERS TRUST COMPANY                         Call Date:  9/30/96 ST-BK 36-1300  FFIEC 031
Address:                ONE M&T PLAZA                                                                                      Page RC-8
City, State, Zip:       BUFFALO, NY  14203-2399
FDIC Certificate No.:   | 0 | 0 | 5 | 8 | 8 |

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).


                                                                                                             C420            <-
                                      Dollar Amounts in Thousands  /  /  /  /  /  /  /  /  /    Bil     Mil         Thou
-------------------------------------------------------------------------------------------------------------------------
ASSETS                                                      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
 1. U.S. Treasury securities in domestic offices            RCON 3531                                                176    1.
 2. U.S. Government agency and corporation obligations      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
    in domestic offices (exclude mortgage-backed            /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  / RCON
    securities)                                             RCON 3532                                                 30    2.
 3. Securities issued by states and political               RCON 3533                                              4,760    3.
    subdivisions in the U.S. in domestic offices            /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
 4. Mortgage-backed securities (MBS) in domestic offices:   /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
    a. Pass-through securities issued or guaranteed by      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
       FNMA, FHLMC, or GNMA                                 RCON 3534                                                  0    4.a.
    b. Other mortgage-backed securities issued or           /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
       guaranteed by FNMA, FHLMC, or GNMA (include          /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
       CMOs, REMICs, and stripped MBS)                      RCON 3535                                                  0    4.b.
    c. All other mortgage-backed securities                 RCON 3536                                                  0    4.c.
 5. Other debt securities in domestic offices               RCON 3537                                                  0    5.
 6. Certificates of deposit in domestic offices             RCON 3538                                                  0    6.
 7. Commercial paper in domestic offices                    RCON 3539                                                  0    7.
 8. Bankers acceptances in domestic offices                 RCON 3540                                                  0    8.
 9. Other trading assets in domestic offices                RCON 3541                                                  0    9.
10. Trading assets in foreign offices                       RCFN 3542                                                  0    10.
11. Revaluation gains on interest rate, foreign             /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
    exchange rate, and other commodity and equity           /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
    contracts:                                              /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
    a. In domestic offices                                  RCON 3543                                             15,554    11.a.
    b. In foreign offices                                   RCFN 3544                                                  0    11.b.
12. Total trading assets (sum of items 1 through 11)        /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
    must equal Schedule RC, item 5)                         RCFD 3545                                             20,520    12.

LIABILITIES                                                 /  /  /  /  /  /  /  /  /       Bil    Mil             Thou
                                                            -------------------------------------------------------------
13. Liability for short positions                           RCFD 3546                                             11,062    13.
14. Revaluation losses on interest rate, foreign            /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
    contracts exchange rate, and other commodity            /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
    and equity contracts                                    RCFD 3547                                             13,434    14.
15. Total trading liabilities (sum of items 13 and 14)      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
    (must equal Schedule RC, item 15.b)                     RCFD 3548                                             24,496    15.

Legal Title of Bank:       MANUFACTURERS AND TRADERS TRUST COMPANY      Call Date:  9/30/96  ST-BK  36-1300  FFIEC 031
Address:                   ONE M&T PLAZA                                                                     Page RC-9
City, State, Zip:          BUFFALO, NY 14203-2399
FDIC Certificate No.:      | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RC-E--DEPOSIT LIABILITIES
PART I.  DEPOSITS IN DOMESTIC OFFICES

                                                                                                                  C425         <-
                                                                                                    Nontransaction
                                                           Transaction Accounts                        Accounts
                                                  --------------------------------------------------------------------
                                                       (Column A)             (Column B)             (Column C)
                                                    Total transaction        Memo:  Total               Total
                                                   accounts (including      demand deposits         nontransaction
                                                    total demand            (included in              accounts
                                                      deposits)               column A)            (including MMDAs)
                     Dollar Amounts in Thousands  RCON  Bil  Mil  Thou     RCON  Bil  Mil  Thou   RCON  Bil  Mil  Thou
------------------------------------------------  --------------------     --------------------   --------------------
Deposits of:                                      / / / / / / / / / / /    / / / / / / / / / /       / / / / / / / / /
 1. Individuals, partnerships, and corporations   2201        1,718,146     2240      1,092,345      2346    5,522,236        1.
 2. U.S. Government                               2202            7,540     2280          7,540      2520            0        2.
 3. States and political subdivisions in the
    U.S.                                          2203          178,927     2290         78,355      2530      516,710        3.
 4. Commercial banks in the U.S.                  2206           33,675     2310         33,675      2550          506        4.
 5. Other depository institutions in the U.S.     2207           11,636     2312         11,636      2349        5,074        5.
 6. Banks in foreign countries                    2213            2,176     2320          2,176      2236            0        6.
 7. Foreign governments and official              / / / / / / / / / / /    / / / / / / / / / /       / / / / / / / / /
    institutions (including foreign
    central banks)                                2216                0     2300              0      2377            0        7.
 8. Certified and official checks                 2330          108,684     2330        108,684      / / / / / / / / /        8.
 9. Total (sum of items 1 through 8)
    (sum of columns A                              / / / / / / / / / / /   / / / / / / / / / /      / / / / / / / / / /
    and C must equal Schedule RC,                  / / / / / / / / / / /   / / / / / / / / / /      / / / / / / / / / /
    item 13.a)                                    2215        2,060,784     2210      1,334.411      2385    6,044,526        9.



Memoranda
                                          Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------
 1. Selected components of total deposits (i.e., sum of
       item 9, columns A and C):                                       / / / / / / / / / /
    a. Total individual Retirement Accounts (IRAs)
       and Keogh Plan accounts                                         6835       430,520      M.1.a.
    b. Total brokered deposits                                         2365     1,211,331      M.1.b.
    c. Fully insured brokered deposits (included
       in Memorandum item 1.b above):                                  / / / / / / / / / /
       (1) Issued in denominations of less than $100,000               2343         1,089      M.1.c.(1)
       (2) Issued EITHER in denominations of $100,000
           OR in denominations greater than                             / / / / / / / / /
           ($100,000 and participated out by the
           broker in shares of $100,000 or less                        2344     1,110,254      M.1.c.(2)
    d. MATURITY DATA FOR BROKERED DEPOSITS:                            / / / / / / / / / /
       (1) BROKERED DEPOSITS ISSUED IN DENOMINATIONS
           OF LESS THAN $100,000 WITH A REMAINING                      / / / / / / / / / /
           MATURITY OF ONE YEAR OR LESS (INCLUDED
           IN MEMORANDUM ITEM 1.C.(1) ABOVE                            A243         1,089      M.1.d.(1)
       (2) BROKERED DEPOSITS ISSUED IN DENOMINATIONS
           OF $100,000 OR MORE WITH A REMAINING                        / / / / / / / / / /
           MATURITY OF ONE YEAR OR LESS (INCLUDED
           IN MEMORANDUM ITEM 1.B ABOVE)                               A244       686,965      M.1.d.(2)
    e. Preferred deposits (uninsured deposits of
       states and political subdivisions in the U.S.                     / / / / / / / / /
       reported in item 3 above which are secured or
       collateralized as required under state law)                     5590       653,031      M.1.e.
 2. Components of total nontransaction accounts (sum
    of Memorandum items 2.a through 2.d                                / / / / / / / / / /
    must equal item 9, column C above):                                / / / / / / / / / /
    a. Savings deposits:                                               / / / / / / / / / /
       (1) Money market deposit accounts (MMDAs)                       6810     1,404,584      M.2.a.(1)
       (2) Other savings deposits (excludes MMDAs)                     0352       990,691      M.2.a.(2)
    b. Total time deposits of less than $100,000                       6648     1,816,495      M.2.b.
    c. Time certificates of deposit of $100,000 or more                6645     1,827,295      M.2.c.
    d. Open-account time deposits of $100,000 or more                  6646         5,461      M.2.d.
 3. All NOW accounts (included in column A above)                      2398       726,373      M.3.
                                                                       ------------------
 4. Not applicable

Legal Title of Bank:                     MANUFACTURERS AND TRADERS TRUST COMPANY     Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                                 ONE M&T PLAZA                                                                  Page RC-10
City, State, Zip:                        BUFFALO, NY 14203-2399
FDIC Certificate No.:                    | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RC-E -- CONTINUED

PART I. CONTINUED

Memoranda (continued)




                                                          Dollar Amounts in Thousands      RCON    Bil    Mil    Thou
-----------------------------------------------------------------------------------------------------------------------------
5. MATURITY AND REPRICING DATA FOR TIME DEPOSITS OF LESS THAN $100,000
   (SUM OF MEMORANDUM ITEMS 5.A.(1) THROUGH 5.B(3) MUST EQUAL MEMORANDUM                /  /  /  /  /  /  /  /  /  /  /
   ITEM 2.B ABOVE): (1)                                                                 /  /  /  /  /  /  /  /  /  /  /
   a. FIXED RATE TIME DEPOSITS OF LESS THAN $100,000 WITH A REMAINING
      MATURITY OF:                                                                      /  /  /  /  /  /  /  /  /  /  /
      (1) THREE MONTHS OR LESS                                                          A225                    485,605   M.5.a.(1)
      (2) OVER THREE MONTHS THROUGH 12 MONTHS                                           A226                    864,937   M.5.a.(2)
      (3) OVER ONE YEAR                                                                 A227                    465,953   M.5.a.(3)
   b. FLOATING RATE TIME DEPOSITS OF LESS THAN $100,000 WITH A REPRICING
      FREQUENCY OF:                                                                     /  /  /  /  /  /  /  /  /  /  /
      (1) QUARTERLY OR MORE FREQUENTLY                                                  A228                          0   M.5.b.(1)
      (2) ANNUALLY OR MORE FREQUENTLY, BUT LESS FREQUENTLY THAN QUARTERLY               A229                          0   M.5.b.(2)
      (3) LESS FREQUENTLY THAN ANNUALLY                                                 A230                          0   M.5.b.(3)
   c. FLOATING RATE TIME DEPOSITS OF LESS THAN $100,000 WITH A REMAINING
      MATURITY OF ONE YEAR OR LESS (INCLUDED IN MEMORANDUM ITEMS 5.B(1)                 /  /  /  /  /  /  /  /  /  /  /
      THROUGH 5.B.(3) ABOVE)                                                            A231                          0   M.5.c.
6. MATURITY AND REPRICING DATA FOR TIME DEPOSITS OF $100,000 OR MORE
   (I.E., TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE AND OPEN-                    /  /  /  /  /  /  /  /  /  /  /
   ACCOUNT TIME DEPOSITS OF $100,000 OR MORE) (SUM OF MEMORANDUM                        /  /  /  /  /  /  /  /  /  /  /
   ITEMS 6.A.(1) THROUGH 6.B(4) MUST EQUAL THE SUM OF MEMORANDUM                        /  /  /  /  /  /  /  /  /  /  /
   ITEMS 2.C AND 2.D ABOVE):(1)                                                         /  /  /  /  /  /  /  /  /  /  /
   a. FIXED RATE TIME DEPOSITS OF $100,000 OR MORE WITH A REMAINING
      MATURITY OF:                                                                      /  /  /  /  /  /  /  /  /  /  /
      (1) THREE MONTHS OR LESS                                                          A232                    718,171   M.6.a.(1)
      (2) OVER THREE MONTHS THROUGH 12 MONTHS                                           A233                    555,253   M.6.a.(2)
      (3) OVER ONE YEAR THROUGH FIVE YEARS                                              A234                    557,804   M.6.a.(3)
      (4) OVER FIVE YEARS                                                               A235                      1,528   M.6.a.(4)
   b. FLOATING RATE TIME DEPOSITS OF $100,000 OR MORE WITH A
      REPRICING FREQUENCY OF:                                                           /  /  /  /  /  /  /  /  /  /  /
      (1) QUARTERLY OR MORE FREQUENTLY                                                  A236                          0   M.6.b.(1)
      (2) ANNUALLY OR MORE RECENTLY, BUT LESS FREQUENTLY THAN
          QUARTERLY                                                                     A237                          0   M.6.b.(2)
      (3) EVERY FIVE YEARS OR MORE FREQUENTLY, BUT LESS FREQUENTLY
          THAN QUARTERLY                                                                A238                          0   M.6.b.(3)
      (4) LESS FREQUENTLY THAN EVERY FIVE YEARS                                         A239                          0   M.6.b.(4)
   c. FLOATING RATE TIME DEPOSITS OF $100,000 OR MORE WITH A
      REMAINING MATURITY OF ONE YEAR OR LESS (INCLUDED IN                               /  /  /  /  /  /  /  /  /  /  /
      MEMORANDUM ITEMS 6.B.(1) THROUGH 6.B.(4) ABOVE)                                   A240                          0   M.6.c.
                                                                                        -------------------------------

------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:       MANUFACTURERS AND TRADERS TRUST COMPANY                  Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                   ONE M&T PLAZA                                                                               Page RC-11
City, State, Zip:          BUFFALO, NY 14203-2399
FDIC Certificate No.:      | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RC-E -- CONTINUED

PART II.  DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFS)

                                                       Dollar Amounts in Thousands         RCFN     Bil    Mil        Thou
------------------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                                            /  /  /  /  /  /  /  /  /  /  /  /
1. Individuals, partnerships, and corporations                                          2621                       238,979   1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)                       2623                           806   2.
3. Foreign banks (including U.S. branches and agencies of foreign
     banks, including their IBFs)                                                       2625                         1,995   3.
4. Foreign governments and official institutions (including
     foreign central banks)                                                             2650                             0   4.
5. Certified and official checks                                                        2330                             0   5.
6. All other deposits                                                                   2668                             0   6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)                 2200                       241,780   7.
                                                                                        ------------------------------------------

Memorandum
                                                       Dollar Amounts in Thousands         RCFN     Bil    Mil        Thou
------------------------------------------------------------------------------------------------------------------------------------
1. TIME DEPOSITS WITH A REMAINING MATURITY OF ONE YEAR OR LESS
     (INCLUDED IN PART II, ITEM 7 ABOVE)                                                A245                       241,780   M.1.
                                                                                        ------------------------------------------
SCHEDULE RC-F--OTHER ASSETS

                                                                                                                      C430   <-
                                                       Dollar Amounts in Thousands       /  /  /  /  /   Bil    Mil   Thou
------------------------------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans                                                RCFD 2164                   52,365   1.
2. Net deferred tax assets(1)                                                           RCFD 2148                   35,171   2.
3. Excess residential mortgage servicing fees receivable                                RCFD 5371                    6,726   3.
4. Other (itemize and describe amounts that exceed 25% of this item)                    RCFD 2168                   60,370   4.
a.    TEXT 3549   ACCRUED INTEREST RECEIVABLE FROM SWAPS  RCFD 3549        18,476       /  /  /  /  /  /  /  /  /  /  /  /   4.a.
b.    TEXT 3550                                           RCFD 3550                     /  /  /  /  /  /  /  /  /  /  /  /   4.b.
c.    TEXT 3551                                           RCFD 3551                     /  /  /  /  /  /  /  /  /  /  /  /   4.c.
      ---------                                          ---------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)                   RCFD 2160                  154,632   5.
                                                                                        --------------------------------------------


Memorandum                                             Dollar Amounts in Thousands       /  /  /  /  /   Bil    Mil   Thou
------------------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes                       RCFD 5610                        0   M.1.
                                                                                        --------------------------------------------

SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                                      C435   <-
                                                       Dollar Amounts in Thousands       /  /  /  /  /   Bil    Mil   Thou
------------------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits on domestic offices(2)                    RCON 3645                   68,022   1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)            RCFD 3646                   69,056   1.b.
2. Net deferred tax liabilities(1)                                                      RCFD 3049                        0   2.
3. Minority interest in consolidated subsidiaries                                       RCFD 3000                        0   3.
4. Other (itemize and describe amounts that exceed 25% of this item)                    RCFD 2938                   21,810   4.
a.    TEXT 3552   UNPOSTED CREDITS                        RCFD 3552         7,580       /  /  /  /  /  /  /  /  /  /  /  /   4.a.
b.    TEXT 3553                                           RCFD 3553                     /  /  /  /  /  /  /  /  /  /  /  /   4.b.
C.    TEXT 3554                                           RCFD 3554                     /  /  /  /  /  /  /  /  /  /  /  /   4.c.

5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                   RCFD 2930                  158,888   5.
                                                                                        --------------------------------------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:   MANUFACTURERS AND TRADERS TRUST COMPANY            Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:               ONE M&T PLAZA                                                                         Page RC-12
City, State, Zip:      BUFFALO, NY 14203-2399
FDIC Certificate No.:  | 0 | 0 | 5 | 8 | 8 |


SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                        C440  <-
                                                                                                -----------------------------
                                                                                                       Domestic Offices
                                                                                                -----------------------------
                                                                   Dollar Amounts in Thousands  RCON     Bil      Mil    Thou
----------------------------------------------------------------------------------------------  -----------------------------
1. Customers' liability to this bank on acceptances outstanding                                 2155                      1,581   1.
2. Bank's liability on acceptances executed and outstanding                                     2920                      1,581   2.
3. Federal funds sold and securities purchased under agreements to resell                       1350                     11,106   3.
4. Federal funds purchased and securities sold under agreements to repurchase                   2800                  1,351,922   4.
5. Other borrowed money                                                                         3190                     12,530   5.
EITHER                                                                                          /  /  /  /  /  /  /  /  /  /  /
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs                  2163                        N/A   6.
OR                                                                                              /  /  /  /  /  /  /  /  /  /  /
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBF                     2941                    185,930   7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement                      /  /  /  /  /  /  /  /  /  /  /
   subsidiaries, and IBFs)                                                                      2192                 10,797,596   8.
9. Total liabilities (excludes net due to foreign offices, Edge and                             /  /  /  /  /  /  /  /  /  /  /
   Agreement subsidiaries, and IBFs)                                                            3129                  9,965,062   9.
                                                                                                -----------------------------

ITEMS 10-17 INCLUDE HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.


                                                                                  RCON     Bil      Mil    Thou
                                                                                  ------------------------------
10. U.S. Treasury securities                                                      1779                    555,726  10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed   /  /  /  /  /  /  /  /  /  /  /
    securities)                                                                   1785                     42,130  11.
12. Securities issued by states and political subdivisions in the U.S.            1786                     44,208  12.
13. Mortgage-backed securities (MBS):                                             /  /  /  /  /  /  /  /  /  /  /
    a. Pass-through securities:                                                   /  /  /  /  /  /  /  /  /  /  /
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                           1787                    315,500  13.a.(1)
       (2) Other pass-through securities                                          1869                     99,272  13.a.(2)
    b. Other mortgage-backed securities
       (include CMOs, REMICs, and stripped MBS):                                  /  /  /  /  /  /  /  /  /  /  /
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                           1877                    111,244  13.b.(1)
       (2) All other mortgage-backed securities                                   2253                    308,242  13.b.(2)
14. Other domestic debt securities                                                3159                     31,765  14.
15. Foreign debt securities                                                       3160                          0  15.
16. Equity securities:                                                            /  /  /  /  /  /  /  /  /  /  /
    a. Investments in mutual funds                                                3161                      3,149  16.a
    b. Other equity securities with readily determinable fair values              3162                      2,950  16.b.
    C. All other equity securities                                                3169                     38,673  16.c.
17. Total held-to-maturity and available-for-sale securities
    (sum of items 10 through 16)                                                  3170                  1,552,859  17.
                                                                                  ------------------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)


                                                                   Dollar Amounts in Thousands  RCON     Bil      Mil    Thou
----------------------------------------------------------------------------------------------  -----------------------------
EITHER                                                                                        /  /  /  /  /  /  /  /  /  /  /
1. Net due from the IBF of the domestic offices of the reporting bank                         3051                     35,145   M.1.
OR                                                                                            /  /  /  /  /  /  /  /  /  /  /
2. Net due to the IBF of the domestic offices of the reporting bank                           3059                        N/A   M.2.
                                                                                              -----------------------------

Legal Title of Bank:   MANUFACTURERS AND TRADERS TRUST COMPANY            Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:               ONE M&T PLAZA                                                                         Page RC-13
City, State, Zip:      BUFFALO, NY 14203-2399
FDIC Certificate No.:  | 0 | 0 | 5 | 8 | 8 |


SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS
To be completed only by banks with IBFs and other "foreign" offices.


                                                                                                                        C445  <-
                                                                                                -----------------------------
                                                                   Dollar Amounts in Thousands  RCFN     Bil      Mil    Thou
----------------------------------------------------------------------------------------------  -----------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)                2133                     35,145   1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,         /  /  /  /  /  /  /  /  /  /  /
   item 12, column A)                                                                           2076                          0   2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,             /  /  /  /  /  /  /  /  /  /  /
   column A)                                                                                    2077                          0   3.
4. Total IBF liabilities (component of Schedule RC, item 21)                                    2898                          0   4.
5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,      /  /  /  /  /  /  /  /  /  /  /
   part II, items 2 and 3)                                                                      2379                          0   5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)    2381                          0   6.
                                                                                                ------------------------------

SCHEDULE RC-K--QUARTERLY AVERAGES (1)

                                                                                                                    C445  <-
                                                                                              ---------------------------
                                                                Dollar Amounts in Thousands     ///////  Bil   Mil  Thou
-------------------------------------------------------------------------------------------   ---------------------------
ASSETS                                                                                        /  /  /  /  / /  /  /  /  /
1.  Interest-bearing balances due from depository institutions                                RCFD  3381           20,825  1.
2.  U.S. treasury securities and U.S. Government agency and corporation obligations (2)       RCFD  3382        1,055,946  2.
3.  Securities issued by states and political subdivisions in the U.S.(2)                     RCFD  3383           44,008  3.
4.  a. Other debt securities (2)                                                              RCFD  3647          460,185  4.a.
b.  Equity securities(3) (includes investments in mutual funds and Federal Reserve stock)     RCFD  3648           43,476  4.b.
5.  Federal funds sold and securities purchased under agreements to resell in domestic        /  /  /  /  / /  /  /  /  /
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs               RCFD  3365           51,029  5.
6.  Loans:                                                                                    /  /  /  /  / /  /  /  /  /
    a. Loans in domestic offices:                                                             /  /  /  /  / /  /  /  /  /
       (1) Total Loans                                                                        RCON  3360        8,298,274  6.a.(1)
       (2) Loans secured by real estate                                                       RCON  3385        4,592,254  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers                RCON  3386            7,140  6.a.(3)
       (4) Commercial and industrial loans                                                    RCON  3387        1,663,936  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures        RCON  3388        1,501,174  6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs              RCFN  3360                0  6.b.
7.  Trading assets                                                                            RCFD  3401           26,312  7.
8.  Lease financing receivables (net of unearned income)                                      RCFD  3484          203,161  8.
9.  Total assets(4)                                                                           RCFD  3368       10,642,137  9.
LIABILITIES                                                                                   /  /  /  /  / /  /  /  /  /
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,    /  /  /  /  / /  /  /  /  /
    and telephone and preauthorized transfer accounts) (exclude demand deposits)              RCON  3485          741,813  10.
11. Nontransaction accounts in domestic offices:                                              /  /  /  /  / /  /  /  /  /
    a. Money market deposit accounts (MMDAs)                                                  RCON  3486        1,416,283  11.a.
    b. Other savings deposits                                                                 RCON  3487        1,012,345  11.b.
    c. Time certificates of deposit of $100,000 or more                                       RCON  3345        1,783,268  11.c.
    d. All other time deposits                                                                RCON  3469        1,879,127  11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs   RCFN  3404          257,084  12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic    /  /  /  /  / /  /  /  /  /
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs               RCFD  3353        1,322,003  13.
14. Other borrowed money                                                                      RCFD  3355           12,909  14.
                                                                                              ---------------------------

(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:   MANUFACTURERS AND TRADERS TRUST COMPANY            Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:               ONE M&T PLAZA                                                                         Page RC-14
City, State, Zip:      BUFFALO, NY 14203-2399
FDIC Certificate No.:  | 0 | 0 | 5 | 8 | 8 |

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS
Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                  C460  <-
                                                                                                ----------------------
                                                                   Dollar Amounts in Thousands  RCFD     Bil      Mil
                                                                                                         Thou
----------------------------------------------------------------------------------------------  ----------------------
1.  Unused commitments:                                                                          /  /  /  /  /  /  /  /
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g,              /  /  /  /  /  /  /  /
       home equity lines                                                                         3814                   0 1.a.
    b. Credit card lines                                                                         3815             936,329 1.b.
    c. Commercial real estate, construction, and land development:                               /  /  /  /  /  /  /  /
       (1) Commitments to fund loans secured by real estate                                      3816             381,148 1.c.(1)
       (2) Commitments to fund loans not secured by real estate                                  6550                   0 1.c.(2)
    d. Securities underwriting                                                                   3817                   0 1.d.
    e. Other unused commitments                                                                  3818             749,437 1e.
2.  Financial standby letters of credit and foreign office guarantees                            3819              95,616 2.
    a. Amount of financial standby letters of credit conveyed to others  RCFD 3820     750       /  /  /  /  /  /  /  /   2.a.
                                                                         -----------------
3.  Performance standby letters of credit and foreign office guarantees                          3821              32,690 3.
    a. Amount of performance standby letters of credit conveyed to
       others                                                            RCFD 3822       0       /  /  /  /  /  /  /  /   3.a.
                                                                         -----------------
4.  Commercial and similar letters of credit                                                     3411              54,781 4.
5.  Participations in acceptances (as described in the instructions) conveyed to others by the   /  /  /  /  /  /  /  /
    reporting bank                                                                               3428                   0 5.
6.  Participations in acceptances (as described in the instructions) acquired by the reporting   /  /  /  /  /  /  /  /
    (nonaccepting) bank                                                                          3429                   0 6.
7.  Securities borrowed                                                                          3432                   0 7.
8.  Securities lent (including customers' securities lent where the customer is indemnified       /  /  /  /  /  /  /  /
    against loss by the reporting bank)                                                          3433                   0 8.
9.  Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for    /  /  /  /  /  /  /  /
    Call Report purposes:                                                                         /  /  /  /  /  /  /  /
   a.  FNMA and FHLMC residential mortgage loan pools:                                            /  /  /  /  /  /  /  /
       (1) Outstanding principal balance of mortgages transferred as of the report date          3650              16,187 9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date                  3651              16,187 9.a.(2)
   b.  Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:             /  /  /  /  /  /  /  /
       (1) Outstanding principal balance of mortgages transferred as of the report date          3652               1,213 9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date                  3653               1,213 9.b.(2)
   c.  Farmer Mac agriculture mortgage loan pools:                                                /  /  /  /  /  /  /  /
       (1) Outstanding principal balance of mortgages transferred as of the report date          3654                   0 9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date                  3655                   0 9.c.(2)
   d.  SMALL BUSINESS OBLIGATIONS TRANSFERRED WITH RECOURSE UNDER SECTION 208 OF THE             /  /  /  /  /  /  /  /
       RIEGLE COMMUNITY DEVELOPMENT AND REGULATORY IMPROVEMENT ACT OF 1994:                      /  /  /  /  /  /  /  /
       (1) OUTSTANDING PRINCIPAL BALANCE OF SMALL BUSINESS OBLIGATIONS TRANSFERRED               /  /  /  /  /  /  /  /
           AS OF THE REPORT DATE                                                                 A249                   0 9.d.(1)
       (2) AMOUNT OF RETAINED RECOURSE ON THESE OBLIGATIONS AS OF THE REPORT DATE                A250                   0 9.d.(2)
10. When-issued securities:                                                                      /  /  /  /  /  /  /  /
    a. Gross commitments to purchase                                                             3434                 910 10.a.
    b. Gross commitments to sell                                                                 3435                 265 10.b.
11. Spot foreign exchange contracts                                                              8765             230,889 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)              /  /  /  /  /  /  /  /
    (itemize and describe each component of this item over 25% of Schedule RC, item 28,
    "Total equity capital")                                                                      3430                   0 12.
                                                                                                  /  /  /  /  /  /  /  /
a.   TEXT  3555                          RCFD 3555                                                /  /  /  /  /  /  /  /  12.a.
b.   TEXT  3556                          RCFD 3556                                                /  /  /  /  /  /  /  /  12.b.
c.   TEXT  3557                          RCFD 3557                                                /  /  /  /  /  /  /  /  12.c.
d.   TEXT  3558                          RCFD 3558                                                /  /  /  /  /  /  /  /  12.d.
     ---------                           ---------                                               -----------------------

Legal Title of Bank:            MANUFACTURERS AND TRADERS TRUST COMPANY      Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                        ONE M&T PLAZA                                                                   Page RC-15
City, State, Zip:               BUFFALO, NY 14203-2399
FDIC Certificate No.:           | 0 | 0 | 5 | 8 | 8 |


SCHEDULE RC-L--CONTINUED


                                                             Dollar Amounts in Thousands           RCFD   Bil   Mil
                                                                                                          Thou
----------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25%                             /  /  /  /  /  /  /  /  /  /  /
    of Schedule RC, items 28, "Total equity capital")                                      5591                          0    13.
                                                                                           /  /  /  /  /  /  /  /  /  /  /
a.      TEXT 5592                                       RCFD 5592                          /  /  /  /  /  /  /  /  /  /  /    13.a.
b.      TEXT 5593                                       RCFD 5593                          /  /  /  /  /  /  /  /  /  /  /    13.b.
c.      TEXT 5594                                       RCFD 5594                          /  /  /  /  /  /  /  /  /  /  /    13.c.
d.      TEXT 5595                                       RCFD 5595                          /  /  /  /  /  /  /  /  /  /  /    13.d.
        ------------------------------------------------------------------------------------------------------------------




      Dollar Amounts in Thousands                            (Column A)                         (Column B)
                                                           Interest Rate                     Foreign Exchange
                                                             Contracts                          Contracts
-----------------------------------------------------------------------------------------------------------------------------
     Off-balance Sheet Derivatives
          Position Indicators                          Tril  Bil  Mil  Thou                     Tril  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g., notional                   /  /  /  /  /  /  /  /  /  /         /  /  /  /  /  /  /  /  /  /  /  /
    amounts) (for each column, sum of               /  /  /  /  /  /  /  /  /  /         /  /  /  /  /  /  /  /  /  /  /  /
    items 14.a through 14.e must equal              /  /  /  /  /  /  /  /  /  /         /  /  /  /  /  /  /  /  /  /  /  /
    sum of items 15, 15.a, and 16.b):               /  /  /  /  /  /  /  /  /  /         /  /  /  /  /  /  /  /  /  /  /  /
    a. Futures contracts                                                     1,410                                        0
                                                             RCFD 8693                              RCFD 8694
    b. Forward contracts                                                         0                                1,095,881
                                                             RCFD 8697                              RCFD 8698
    c. Exchange-traded option contracts:            /  /  /  /  /  /  /  /  /  /         /  /  /  /  /  /  /  /  /  /  /  /
       (1) Written options                                                       0                                        0
                                                             RCFD 8701                              RCFD 8702
       (2) Purchased options                                                     0                                        0
                                                             RCFD 8705                              RCFD 8706
    d. Over-the-counter option contracts:           /  /  /  /  /  /  /  /  /  /         /  /  /  /  /  /  /  /  /  /  /  /
       (1) Written options                                                   6,000                                   15,644
                                                             RCFD 8709                              RCFD 8710
       (2) Purchased options                                                 6,000                                   44,728
                                                             RCFD 8713                              RCFD 8714
    e. Swaps                                                             2,867,156                                        0
                                                             RCFD 3450                              RCFD 3826
15. Total gross notional amount of                  /  /  /  /  /  /  /  /  /  /         /  /  /  /  /  /  /  /  /  /
    derivative contracts held for trading                                   63,410                                1,156,253
                                                             RCFD A126                              RCFD A127
16. Total gross notional amount of                  /  /  /  /  /  /  /  /  /  /         /  /  /  /  /  /  /  /  /  /
    derivative contracts held for                   /  /  /  /  /  /  /  /  /  /         /  /  /  /  /  /  /  /  /  /
    purpose other than trading:                     /  /  /  /  /  /  /  /  /  /         /  /  /  /  /  /  /  /  /  /
    a. Contracts marked to market                                                0                                        0
                                                             RCFD 8725                              RCFD 8726
    b. Contracts not marked to market                                    2,817,156                                        0
                                                             RCFD 8729                              RCFD 8730


                                                                                                  C461                     <-
      Dollar Amounts in Thousands                         (Column C)                           (Column D)
                                                      Equity Derivative                      Commodity and
                                                          Contracts                         Other Contracts
-------------------------------------------------------------------------------------------------------------------------
     Off-balance Sheet Derivatives
          Position Indicators                         Tril  Bil  Mil  Thou                Tril  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g., notional                   /  /  /  /  /  /  /  /  /  /  /     /  /  /  /  /  /  /  /  /  /
    amounts) (for each column, sum of               /  /  /  /  /  /  /  /  /  /  /     /  /  /  /  /  /  /  /  /  /
    items 14.a through 14.e must equal              /  /  /  /  /  /  /  /  /  /  /     /  /  /  /  /  /  /  /  /  /
    sum of items 15, 15.a, and 16.b):               /  /  /  /  /  /  /  /  /  /  /
    a. Futures contracts                                                          0                                     0  14.a.
                                                            RCFD 8695                            RCFD 8696
    b. Forward contracts                                                          0                                     0  14.b
                                                            RCFD 8699                            RCFD 8700
    c. Exchange-traded option contracts:            /  /  /  /  /  /  /  /  /  /  /     /  /  /  /  /  /  /  /  /  /
       (1) Written options                                                        0                                     0  14.c.(1)
                                                            RCFD 8703                            RCFD 8704
       (2) Purchased options                                                      0                                     0  14.c.(2)
                                                            RCFD 8707                            RCFD 8708
    d. Over-the-counter option contracts:           /  /  /  /  /  /  /  /  /  /  /     /  /  /  /  /  /  /  /  /  /
       (1) Written options                                                        0                                     0  14.d.(1)
                                                            RCFD 8711                            RCFD 8712
       (2) Purchased options                                                      0                                     0  14.d.(2)
                                                            RCFD 8715                            RCFD 8716
    e. Swaps                                                                      0                                     0  14.e.
                                                            RCFD 8719                            RCFD 8720
15. Total gross notional amount of                  /  /  /  /  /  /  /  /  /  /  /     /  /  /  /  /  /  /  /  /  /
    derivative contracts held for trading                                         0                                     0  15.
                                                            RCFD 8723                            RCFD 8724
16. Total gross notional amount of                  /  /  /  /  /  /  /  /  /  /  /     /  /  /  /  /  /  /  /  /  /
    derivative contracts held for                   /  /  /  /  /  /  /  /  /  /  /     /  /  /  /  /  /  /  /  /  /
    purpose other than trading:                     /  /  /  /  /  /  /  /  /  /  /     /  /  /  /  /  /  /  /  /  /
    a. Contracts marked to market                                                 0                                     0  16.a.
                                                            RCFD 8727                            RCFD 8728
    b. Contracts not marked to market                                             0                                     0  16.b.
                                                            RCFD 8731                            RCFD 8732



Legal Title of Bank:                    MANUFACTURERS AND TRADERS TRUST COMPANY       Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                                ONE M&T PLAZA                                                                    Page RC-16
City, State, Zip:                       BUFFALO, NY  14203-2399
FDIC Certificate No.:                   | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RC-L--CONTINUED



                                          (Column A)                         (Column B)
  Dollar Amounts in Thousands            Interest Rate                    Foreign Exchange
-----------------------------
Off-balance Sheet Derivatives
    Position Indicators                   Contracts                          Contracts
                               ---------------------------------  ---------------------------------
                               RCON     Bil        Mil    Thou    RCON     Bil       Mil      Thou
                               ---------------------------------  ---------------------------------
17. Gross fair value of        / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
    derivative contracts:      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
    a. Contracts held for      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       trading:                / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       (1) Gross positive      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
           fair value          8733                          102  8734                       14,698 17.a.(1)
       (2) Gross negative      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
           fair value          8737                          201  8738                       12,682 17.a.(2)
    b. Contracts held for      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       purposes other than     / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       trading that are marked / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       to market:              / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       (1) Gross positive      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
           fair value          8741                            0  8742                            0 17.b.(1)
       (2) Gross negative      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
           fair value          8745                            0  8746                            0 17.b.(2)
    c. Contracts held for      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       purposes other than     / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       trading that are not    / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       marked to market:       / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       (1) Gross positive      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
           fair value          8749                       15,503  8750                            0 17.c.(1)
       (2) Gross negative      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
           fair value          8753                       19,745  8754                            0 17.c.(2)

                                          (Column C)                         (Column D)
  Dollar Amounts in Thousands          Equity Derivative                    Commodity and
-----------------------------
Off-balance Sheet Derivatives
    Position Indicators                   Contracts                           Other Contracts
                               ------------------------------              --------------------
                               RCON    Bil     Mil      Thou               RCON  Bil  Mil  Thou
                               ------------------------------              --------------------
17. Gross fair value of        / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
    derivative contracts:      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
    a. Contracts held for      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       trading:                / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       (1) Gross positive      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
           fair value          8735                            0  8736                           0  17.a.(1)
       (2) Gross negative      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
           fair value          8739                            0  8740                            0 17.a.(2)
    b. Contracts held for      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       purposes other than     / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       trading that are marked / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       to market:              / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       (1) Gross positive      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
           fair value          8743                            0  8744                            0  17.b.(1)
       (2) Gross negative      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
           fair value          8747                            0  8748                            0  17.b.(2)
    c. Contracts held for      / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       purposes other than     / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       trading that are not    / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
       marked to market:       / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
      (1) Gross positive       / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
          fair value           8751                            0  8752                            0  17.c.(1)
      (2) Gross negative       / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
          fair value           8755                            0  8756                            0  17.c.(2)



Memoranda                                                 Dollar Amounts in Thousands     RCFD     Bil     Mil         Thou
1.-2. Not applicable                                                                      / / / / / / / / / / / / / / / / /
3. Unused commitments with an original maturity exceeding one year that are reported in   / / / / / / / / / / / / / / / / /
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of        / / / / / / / / / / / / / / / / /
   commitments that are fee paid or otherwise legally binding)                            3833                      428,012 M.3.
   a. Participations in commitments with an original maturity                             / / / / / / / / / / / / / / / / /
      exceeding one year conveyed to others                          RCFD 3834     0      / / / / / / / / / / / / / / / / / M.3.a.
                                                                     ---------            ---------------------------------
4. To be completed only by banks with $1 billion or more in total assets:                 / / / / / / / / / / / / / / / / /
   Standby letters of credit and foreign office guarantees (both financial and            / / / / / / / / / / / / / / / / /
   performance) issued to non-U.S. addresses (domicile) included in Schedule RC-L,        3377                            0  M.4.0
   items 2 and 3, above
5. Installment loans to individuals for household, family, and other personal             / / / / / / / / / / / / / / / / /
   expenditures that have been securitized and sold without recourse (with servicing      / / / / / / / / / / / / / / / / /
   retained), amounts outstandingby type of loan:                                         / / / / / / / / / / / / / / / / /
   a. Loans to purchase private passenger automobiles (TO BE COMPLETED FOR THE            / / / / / / / / / / / / / / / / /
      SEPTEMBER REPORT ONLY)                                                              2741 0                             M.5.a.
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)                          2742 0                             M.5.b.
   c. All other consumer installment credit (including mobile home loans) (TO BE          / / / / / / / / / / / / / / / / /
      COMPLETED FOR THE SEPTEMBER REPORT ONLY)                                            2743 0                             M.5.c.
                                                                                          ------

Legal Title of Bank:    MANUFACTURERS AND TRADERS TRUST COMPANY                 Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                ONE M&T PLAZA                                                                              Page RC-17
City, State, Zip:       BUFFALO, NY 14203-2399
FDIC Certificate No.:   | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RC-M--MEMORANDA




                                                                                                                    C465   <-
                                                                                                     --------------------
                                                                  Dollar Amounts in Thousands        RCFD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1.      Extensions of credit by the reporting bank to its executive officers, directors,          / / / / / / / / / / / /
        principal shareholders, and their related interests as of the report date:                / / / / / / / / / / / /
        a. Aggregate amount of all extensions of credit to all executive officers,                / / / / / / / / / / / /
           directors, principal shareholders, and their related interests                         6164            112,005  1.a.
        b. Number of executive officers, directors, and principal shareholders to whom            / / / / / / / / / / / /
           the amount of  all extensions of credit by the reporting bank (including               / / / / / / / / / / / /
           extensions of credit to extensions of credit to related interests) equals              / / / / / / / / / / / /
           or exceeds the lesser of $500,000 or 5 percent                       Number            / / / / / / / / / / / /
           of total capital as defined for this purpose in agency                                 / / / / / / / / / / / /
           regualtions                                        RCFD 6165            10             / / / / / / / / / / / /  1.b.
                                                              -------------------------------
2.      Federal funds sold and securities purchased under agreements to resell with U.S.          / / / / / / / / / / / /
        branches  and agencies of FOREIGN BANKS (1) (included in Schedule RC, items
        3.a and 3.b)                                                                              3405                  0  2.
3.      Not applicable.                                                                           / / / / / / / / / / / /
4.      Outstanding principal balance of 1-4 family residential mortgage                          / / / / / / / / / / / /
        loans serviced for others (include both retained servicing and purchased servicing):      / / / / / / / / / / / /
        a. Mortgages serviced under a GNMA contract                                               5500          1,180,332  4.a.
        b. Mortgages serviced under a FHLMC contract:                                             / / / / / / / / / / / /
           (1) Serviced with recourse to servicer                                                 5501              2,433  4.b.(1)
           (2) Serviced without recourse to servicer                                              5502          1,298,094  4.b.(2)
        c. Mortgages serviced under a FNMA contract                                               / / / / / / / / / / / /
           (1) Serviced under a regular option contract                                           5503             13,754  4.c.(1)
           (2) Serviced under a special option contract                                           5504          2,090,861  4.c.(2)
        d. Mortgages serviced under other servicing contracts                                     5505          2,062,702  4.d.
5.      To be completed only by banks with $1 billion or more in total assets:                    / / / / / / / / / / / /
        Customers' liability to this bank on acceptances outstanding (sum of items                / / / / / / / / / / / /
        5.a and 5.b must equal Schedule RC, item 9):                                              / / / / / / / / / / / /
        a. U.S. addresses (domicile)                                                              2103              1,581  5.a.
        b. Non-U.S. addressees (domicile)                                                         2104                  0  5.b
6.      Intangible assets:                                                                        / / / / / / / / / / / /
        a. Mortgage servicing rights                                                              3164             36,943  6.a
        b. Other identifiable intangible assets:                                                  / / / / / / / / / / / /
           (1) Purchased credit card relationships                                                5506                  0  6.b.(1)
           (2) All other identifiable intangible assets                                           5507                  0  6.b.(2)
        c. Goodwill                                                                               3163             22,124  6.c.
        d. Total (sum of items 6.a through 6.c)  (must equal Schedule RC, item 10)                2143             59,067  6.d.
        e. Amount of intangible assets (included in item 6.b.(2) above) that have been            / / / / / / / / / / / /
           grandfathered or are otherwise qualifying for regulatory capital purposes              6442                  0  6.e.
7.      Mandatory convertible debt, net of common or perpetual preferred stock dedicated to       / / / / / / / / / / / /
        redeem the debt                                                                           3295                  0  7.




-----------------------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:                      MANUFACTURERS AND TRADERS TRUST COMPANY     Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                                  ONE M&T PLAZA                                                                  Page RC-18
City, State, Zip:                         BUFFALO, NY 14203-2399
FDIC Certificate No.:                     | 0 | 0 | 5 | 8 | 8 |


SCHEDULE RC-M--CONTINUED



                                               Dollar Amounts in Thousands                              Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------------------
8. a.  Other real estate owned:                                              / / / / / / / / / / / / / / / / / / / / / /
       (1) Direct and indirect investments in real estate ventures           RCFD 5372                                 0  8.a.(1)
       (2) All other real estate owned:                                      / / / / / / / / / / / / / / / / / / / / / /
           (a) Construction and land development in domestic offices         RCON 5508                                 0  8.a.(2)(a)
           (b) Farmland in domestic offices                                  RCON 5509                                 0  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices         RCON 5510                             2,847  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic
               offices                                                       RCON 5511                             1,213  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices         RCON 5512                             2,896  8.a.(2)(e)
           (f) In foreign offices                                            RCFN 5513                                 0  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2))  (must equal
           Schedule RC, item 7)                                              RCFD 2150                             6,956  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated
       companies                                                             / / / / / / / / / / / / / / / / / / / / / /
       (1) Direct and indirect investments in real estate ventures           RCFD 5374                                 0  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and
           associated companies                                              RCFD 5375                                 0  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2))  (must equal
           Schedule RC, item 8)                                              RCFD 2130                                 0  8.b.(3)
    c. TOTAL ASSETS of unconsolidated subsidiaries and associated
       companies                                                             RCFD 5376                                 0  8.c.
9.  Noncumulative perpetual preferred stock and related surplus
    included in Schedule RC, item 23, "Perpetual preferred                   / / / / / / / / / / / / / / / / / / / / / /
    stock and related surplus"                                               RCFD 3778                                 0  9.
10. Mutual fund and annuity sales in domestic offices during the quarter     / / / / / / / / / / / / / / / / / / / / / /
    (include proprietary, private label, and third party products):          / / / / / / / / / / / / / / / / / / / / / /
    a. Money market funds                                                    RCON 6441                            80,789  10.a.
    b. Equity securities funds                                               RCON 8427                            13,681  10.b.
    c. Debt securities funds                                                 RCON 8428                             5,099  10.c.
    d. Other mutual funds                                                    RCON 8429                             1,231  10.d.
    e. Annuities                                                             RCON 8430                            24,178  10.e.
    f. Sales of proprietary mutual funds and annuities (included in          / / / / / / / / / / / / / / / / / / / / / /
       items 10.a through 10.e above)                                        RCON 8784                            86,419  10.f.



Memorandum                                   Dollar Amounts in Thousands     RCFD      Bil        Mil         Thou
------------------------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (TO BE COMPLETED
   FOR THE DECEMBER REPORT ONLY):                                            / / / / / / / / / / / / / / / / / / / / / /
   a. Reciprocal holdings of banking organizations' capital
      instruments                                                            3836                                    N/A  M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital
      instruments                                                            3837                                    N/A  M.1.b.

Legal Title of Bank:                 MANUFACTURERS AND TRADERS TRUST COMPANY     Call Date:  9/30/96     ST-BK  36-1300  FFIEC 031
Address:                             ONE M&T PLAZA                                                                      Page RC-19
City, State, Zip:                    BUFFALO, NY 14203-2399
FDIC Certificate No.:                | 0 | 0 | 5 | 8 | 8 |


SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES,
     AND OTHER ASSETS




The FFIEC regards the information reported in all of
Memorandum item 1, in items 1 through 10, column A, and
in Memorandum items 2 through 4, column A, as
confidential.
                                                                      (Column A)                         (Column B)
                                                                       Past due                       Past due 90 days
                                                                     30 through 89                       or more and
                                                                    days and still                     still accruing
                                                                       accruing
                                                       --------------------------------------------------------------------
                    Dollar Amounts in Thousands        RCFD    Bil      Mil        Thou   RCFD     Bil      Mil       Thou
---------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                       / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
   a. To U.S. addressees (domicile)                    1245                               1246                       22,348
   b. To non-U.S. addressees (domicile)                1248                               1249                            0
2. Loans to depository institutions and                / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
   acceptances of other banks:                         / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
   a. To U.S. banks and other U.S. depository          / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
      institutions                                     5377                               5378                            0
   b. To foreign banks                                 5380                               5381                            0
3. Loans to finance agricultural production            / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
   and other loans to farmers                          1594                               1597                            0
4. Commercial and industrial loans:                    / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
   a. To U.S. addressees (domicile)                    1251                               1252                           50
   b. To non-U.S. addressees (domicile)                1254                               1255                            0
5. Loans to individuals for household, family,         / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
   and other personal expenditures:                    / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
   a. Credit cards and related plans                   5383                               5384                          885
   b. Other (includes single payment, installment,     / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
      and all student loans)                           53866                              5387                       10,979
6. Loans to foreign governments and official           / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
   institutions                                        5389                               5390                            0
7. All other loans                                     5459                               5460                            0
8. Lease financing receivables:                        / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
   a. Of U.S. addressees (domicile)                    1257                               1258                            0
   b. Of non-U.S. addressees (domicile)                1271                               1272                            0
9. Debt securities and other assets (exclude           / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
   other real estate owned and other                   / / / / / / / / / / / / / / / / /  / / / / / / / / / / / / / / / / /
   repossessed assets)                                 3505                               3506                            0


The FFIEC regards the information reported in all of
Memorandum item 1, in items 1 through 10, column A, and
in Memorandum items 2 through 4, column A, as
confidential.                                                                  C470               <-
                                                                         (Column C)
                                                                         Nonaccrual



                           Dollar Amounts in Thousands      RCFD      Bil      Mil       Thou
---------------------------------------------------------------------------------------------
1. Loans secured by real estate:                            / / / / / / / / / / / / / / / / /
   a. To U.S. addressees (domicile)                         1247                       32,736     1.a.
   b. To non-U.S. addressees (domicile)                     1250                            0     1.b.
2. Loans to depository institutions and
   acceptances of other banks:                              / / / / / / / / / / / / / / / / /
                                                            / / / / / / / / / / / / / / / / /
   a. To U.S. banks and other U.S. depository               / / / / / / / / / / / / / / / / /
      institutions                                          5379                            0     2.a.
   b. To foreign banks                                      5382                            0     2.b.
3. Loans to finance agricultural production                 / / / / / / / / / / / / / / / / /
   and other loans to farmers                               1583                           52     3.
4. Commercial and industrial loans:                         / / / / / / / / / / / / / / / / /
   a. To U.S. addressees (domicile)                         1253                       13,480     4.a.
   b. To non-U.S. addressees (domicile)                     1256                            0     4.b.
5. Loans to individuals for household, family,              / / / / / / / / / / / / / / / / /
   and other personal expenditures:                         / / / / / / / / / / / / / / / / /
   a. Credit cards and related plans                        5385                          490     5.a.
   b. Other (includes single payment, installment,          / / / / / / / / / / / / / / / / /
      and all student loans)                                5388                            7     5.b.
6. Loans to foreign governments and official                / / / / / / / / / / / / / / / / /
   institutions                                             5391                            0     6.
7. All other loans                                          5461                          115     7.
8. Lease financing receivables:                             / / / / / / / / / / / / / / / / /
a. Of U.S. addressees (domicile)                            1259                            0     8.a.
b. Of non-U.S. addressees (domicile)                        1791                            0     8.b.
9. Debt securities and other assets (exclude                / / / / / / / / / / / / / / / / /
   other real estate owned and other                        / / / / / / / / / / / / / / / / /
   repossessed assets)                                      3507                            0     9.

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.



10. Loans and             RCFD  Bil  Mil  Thou      RCFD  Bil  Mil  Thou        RCFD  Bil  Mil  Thou
    leases reported in
    items 1 through 8
    above which are
    wholly or partially
    guaranteed by the
    U.S. Government       5612                      5613          23,020        5614            4,576       10.

    a. Guaranteed
    portion of loans
    and leases included   / / / / / / / / / /       / / / / / / / / / / /       / / / / / / / / / / /
    in item 10 above      5615                      5616            3,020       5617            4,455       10.a.

Legal Title of Bank:              MANUFACTURERS AND TRADERS TRUST COMPANY              Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                          ONE M&T PLAZA                                                                           Page RC-20
City, State, Zip:                 BUFFALO, NY 14203-2399
FDIC Certificate No.:             | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RC-N--CONTINUED




                                                                                                                C473           <-
                                                       (Column A)             (Column B)              (Column C)
                                                        Past due           Past due 90 days           Nonaccrual
                                                      30 through 89           or more and
                                                     days and still         still accruing
                                                        accruing
Memoranda
                    Dollar Amounts in Thousands     RCFD  Bil  Mil Thou   RCFD  Bil  Mil  Thou      RCFD  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above (and     / / / / / / / / / /   / / / / / / / / / / /     / / / / / / / / / / /
   not reported in Schedule RC-C, part I,           / / / / / / / / / /   / / / / / / / / / / /     / / / / / / / / / / /
   Memorandum item 2)                               1658                  1659                      1661                   M.1.

2. Loans to finance commercial real estate,         / / / / / / / / / /   / / / / / / / / / / /     / / / / / / / / / / /
   construction, and land development activities    / / / / / / / / / /   / / / / / / / / / / /     / / / / / / / / / / /
   (not secured by real estate) included in         / / / / / / / / / /   / / / / / / / / / / /     / / / / / / / / / / /
   Schedule RC-N, items 4 and 7,  above             6558                  6559                0     6560                0  M.2.
                                                    -------------------   ---------------------     ---------------------
3. Loans secured by real estate in domestic
   offices (included in Schedule RC-N, item 1,
   above):                                          RCON  Bil  Mil Thou   RCON  Bil  Mil Thou       RCON  Bil  Mil Thou
                                                    -------------------   ---------------------     ---------------------
                                                    / / / / / / / / / /   / / / / / / / / / /     / / / / / / / / / / /

   a. Construction and land development             2759                 2769                0      3492              65   M.3.a.
   b. Secured by farmland                           3493                 3494                12     3495              430  M.3.b.
   c. Secured by 1-4 family residential
      properties:                                   / / / / / / / / / /  / / / / / / / / / / /    / / / / / / / / / / /

      (1) Revolving, open-end loans secured
          by 1-4 family residential                 / / / / / / / / / /  / / / / / / / / / / /    / / / / / / / / / / /
          properties and extended                   / / / / / / / / / /  / / / / / / / / / / /    / / / / / / / / / / /
          under lines of credit                      5398                  5399             0      5400                0   M.3.c.(1)

      (2) All other loans secured by 1-4 family     / / / / / / / / / /  / / / / / / / / / / /    / / / / / / / / / / /
          residential properties                     5401                  5402        22,207      5403           10,815   M.3.c.(2)

   d. Secured by multifamily (5 or more)             / / / / / / / / / /  / / / / / / / / / / /    / / / / / / / / / / /
      residential properties                         3499                  3500            54      3501            7,465   M.3.d.
   e. Secured by nonfarm nonresidential
      properties                                     3502                  3503            75      3504           13,961   M.3.e.
                                                     ------------------    ------------------    -----------------------

                                                     (Column A)                  (Column B)
                                                     Past due 30                 Past due 90
                                                    through 89 days              days or more
                                                 RCFD   Bil  Mil Thou        RCFD  Bil   Mil  Thou
                                                 --------------------        ---------------------
4. Interest rate, foreign exchange rate, and     / / / / / / / / / / /     / / / / / / / / / / / /
   other commodity and equity contracts:         / / / / / / / / / / /     / / / / / / / / / / / /
a. Book value of amounts carried as assets       3522                      3528                 0      M.4.a.
                                                 ---------------------    -----------------------
b. Replacement cost of contracts with a          / / / / / / / / / / /     / / / / / / / / / / / /
   positive replacement cost                     3529                      3530                 0      M.4.b.


Legal Title of Bank:                 MANUFACTURERS AND TRADERS TRUST COMPANY        Call Date:  9/30/96  ST-BK  36-1300  FFIEC 031
Address:                             ONE M&T PLAZA                                                                      Page RC-21
City, State, Zip:                    BUFFALO, NY 14203-2399
FDIC Certificate No.:                | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

                                                                                                                   C475     <-
                                                 Dollar Amounts in Thousands  RCON           Bil        Mil        Thou
------------------------------------------------------------------------------------------------------------------------
1.  Unposted debits (see instructions):                                        / / / / / / / / / / / / / / / / / / / / /
    a. Actual amount of all unposted debits                                    0030                                    0    1.a.
       or                                                                      / / / / / / / / / / / / / / / / / / / / /
    b. Separate amount of unposted debits:                                     / / / / / / / / / / / / / / / / / / / / /
       (1) Actual amount of unposted debits to demand deposits                 0031                                  N/A    1.b.(1)
       (2) Actual amount of unposted debits to time and savings
           deposits(1)                                                         0032                                  N/A    1.b.(2)
2.  Unposted credits (see instructions):                                       / / / / / / / / / / / / / / / / / / / / /
    a. Actual amount of all unposted credits                                   3510                               41,145    2.a.
       OR                                                                      / / / / / / / / / / / / / / / / / / / / /
    b. Separate amount of unposted credits:                                    / / / / / / / / / / / / / / / / / / / / /
       (1) Actual amount of unposted credits to demand deposits                3512                                  N/A    2.b.(1)
       (2) Actual amount of unposted credits to time and savings
           deposits(1)                                                         3514                                  N/A    2.b.(2)
3.  Uninvested trust funds (cash) held in bank's own trust department          / / / / / / / / / / / / / / / / / / / / /
    (not included in total deposits in domestic offices)                       3520                                    0    3.
4.  Deposits of consolidated subsidiaries in domestic offices and in
    insured branches in Puerto Rico and U.S. territories and                   / / / / / / / / / / / / / / / / / / / / /
    possessions (not included in total deposits):                              / / / / / / / / / / / / / / / / / / / / /
    a. Demand deposits of consolidated subsidiaries                            2211                               29,727    4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries               2351                               41,988    4.b.
    c. Interest accrued and unpaid on deposits of consolidated
       subsidiaries                                                            5514                                    0    4.c.
5.  Deposits in insured branches in Puerto Rico and U.S. territories
    and possessions:                                                           / / / / / / / / / / / / / / / / / / / / /
    a. Demand deposits in insured branches (included in Schedule RC-E,
       Part II)                                                                2229                                    0    5.a.
    b. Time and savings deposits(1) in insured branches (included in
       Schedule RC-E, Part II)                                                 2383                                    0    5.b.
    c. Interest accrued and unpaid on deposits in insured branches             / / / / / / / / / / / / / / / / / / / / /
       (included in Schedule RC-G, item 1.b)                                   5515                                    0    5.c.
Item 6 is not applicable to state nonmember banks that have not been           / / / / / / / / / / / / / / / / / / / / /
authorized by the Federal Reserve to act as pass-through correspondents.       / / / / / / / / / / / / / / / / / / / / /
6.  Reserve balances actually passed through to the Federal Reserve by         / / / / / / / / / / / / / / / / / / / / /
    the reporting bank on behalf of its respondent depository institutions     / / / / / / / / / / / / / / / / / / / / /
    that are also reflected as deposit liabilities  of the reporting bank:     / / / / / / / / / / / / / / / / / / / / /
    a. Amount reflected in demand deposits (included in Schedule RC-E,         / / / / / / / / / / / / / / / / / / / / /
       Part I, item 4 or 5, column B)                                          2314                                    0    6.a.
    b. Amount reflected in time and savings deposits(1) (included in           / / / / / / / / / / / / / / / / / / / / /
       Schedule RC-E, Part I, item 4 or 5, column A or C, but not
       column B)                                                               2315                                    0    6.b.
7.  Unamortized premiums and discounts on time and savings deposits:(1)        / / / / / / / / / / / / / / / / / / / / /
    a. Unamortized premiums                                                    5516                                    0    7.a.
    b. Unamortized discounts                                                   5517                                  222    7.b.
8.  TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."
    Total "Adjusted Attributable Deposits" of all institutions acquired
    under Section 5(d)(3) of the                                               / / / / / / / / / / / / / / / / / / / / /
    Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction
    Worksheet(s))                                                              5518                            1,352,310    8.
9.  Deposits in lifeline accounts                                              5596  / / / / / / / / / / / / / / / / / /    9.
10. Benefit-responsive "Depository Institution Contracts" (included in         / / / / / / / / / / / / / / / / / / / / /
    total deposits in domestic offices)                                        8432                                    0   10.

----------------------

(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:                 MANUFACTURERS AND TRADERS TRUST COMPANY     Call Date:  9/30/96     ST-BK  36-1300  FFIEC 031
Address:                             ONE M&T PLAZA                                                                      Page RC-22
City, State, Zip:                    BUFFALO, NY 14203-2399
FDIC Certificate No.:                | 0 | 0 | 5 | 8 | 8 |

SCHEDULE RC-O--CONTINUED


                                       Dollar Amounts in Thousands        RCON    Bil    Mil              Thou
------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits in domestic offices reported in      / / / / / / / / / / / / / / / / / / / / /
    Schedule RC-E for certain reciprocal demand balances:               / / / / / / / / / / / / / / / / / / / / /
    a. Amount by which demand deposits would be reduced                 / / / / / / / / / / / / / / / / / / / / /
       if reciprocal demand balances between the reporting              / / / / / / / / / / / / / / / / / / / / /
       bank and savings associations were reported on a net basis       / / / / / / / / / / / / / / / / / / / / /
       rather than a gross basis in Schedule RC-E                       8785                                    0     11.a.
    b. Amount by which demand deposits would be increased if            / / / / / / / / / / / / / / / / / / / / /
       reciprocal demand balances between the reporting bank            / / / / / / / / / / / / / / / / / / / / /
       and U.S. branches and agencies of foreign banks were             / / / / / / / / / / / / / / / / / / / / /
       reported on a gross basis rather than a net basis in             / / / / / / / / / / / / / / / / / / / / /
       Schedule RC-E                                                    A181                                    0     11.b.
    c. Amount by which demand deposits would be reduced if              / / / / / / / / / / / / / / / / / / / / /
       cash items in process of collection were included in the         / / / / / / / / / / / / / / / / / / / / /
       calculation of net reciprocal demand balances between            / / / / / / / / / / / / / / / / / / / / /
       the reporting bank and the domestic offices of U.S. banks        / / / / / / / / / / / / / / / / / / / / /
       and savings associations in Schedule RC-E                        A182                               12,475     11.c.

Memoranda (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)
                                      Dollar Amounts in Thousands       RCON    Bil    Mil                 Thou
------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank (sum of               / / / / / / / / / / / / / / / / / / / / /
   Memorandum items 1.a.(1) and 1.b.(1) must equal                      / / / / / / / / / / / / / / / / / / / / /
   Schedule RC, item 13.a):                                             / / / / / / / / / / / / / / / / / / / / /
   a. Deposit accounts of $100,000 or less:                             / / / / / / / / / / / / / / / / / / / / /
      (1) Amount of deposit accounts of $100,000 or less                2702                            4,779,607       M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less        Number  / / / / / / / / / / / / / / / / / / / / /
          (TO BE COMPLETED FOR THE JUNE REPORT ONLY)   RCON 3779   N/A  / / / / / / / / / / / / / / / / / / / / /       M.1.a.(2)
                                                                        / / / / / / / / / / / / / / / / / / / / /
   b. Deposit accounts of more than $100,000:                           / / / / / / / / / / / / / / / / / / / / /
      (1) Amount of deposit accounts of more than $100,000              2710                            3,325,703       M.1.b.(1)
                                                                Number  / / / / / / / / / / / / / / / / / / / / /
      (2) Number of deposit accounts of more than $100,000              / / / / / / / / / / / / / / / / / / / / /
                                                       RCON 2722  5,871 / / / / / / / / / / / / / / / / / / / / /       M.1.b.(2)

2. Estimated amount of uninsured deposits in domestic offices of the bank:

   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

   Indicate in the appropriate box at the right whether your bank has a method or procedure for
   determining a better estimate of uninsured deposits than the estimate described above                 YES          NO
                                                                                                   6861       / / /   X  M.2.a.
   b. If the box marked YES has been checked, report the estimate of uninsured deposits
      determined by using your bank's method or procedure                                          RCON  Bil  Mil     Thou
                                                                                                   5597               N/A  M.2.b.


------------------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                                     C477  <-

BRIAN P. KLOCK, BANKING OFFICER                                                                    (716)  842-5462
------------------------------------------------------------------------------------------------------------------------------------
Name and Title (TEXT 8901)                                                              Area code/phone number/extension (TEXT 8902)

Legal Title of Bank:                     MANUFACTURERS AND TRADERS TRUST COMPANY      Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                                 ONE M&T PLAZAPage RC-22                                                         Page RC-23
City, State, Zip:                        BUFFALO, NY 14203-2399
FDIC Certificate No.:                    | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RC-R -- REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RC-R IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.


1. TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED.
   TO BE COMPLETED ONLY BY BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION.                                       C480          <-
   Indicate in the appropriate box at the right whether the bank has total                                 YES             NO
   capital greater than or equal to eight percent of adjusted total assets                   RCFD 6056        / / / / /         1.


      For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

      If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

      A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.


NOTE: ALL BANKS ARE REQUIRED TO COMPLETE ITEMS 2 AND 3 BELOW. SEE OPTIONAL WORKSHEET FOR ITEMS 3.A. THROUGH 3.F.

                                                                           (Column A)                       (Column B)
                                                                     Subordinated Debt(1) and                  Other
                                                                          Intermediate                      Limited-Life
                                                                      Term Preferred Stock              Capital Instruments
                                      Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
2. Subordinated debt(1) and other limited-life capital
   instruments (original weighted average maturity of
   at least five years) with a remaining maturity of:                  RCFD  Bil   Mil   Thou         RCFD  Bil   Mil   Thou
                                                                       ----------------------         ----------------------
   a. One year or less                                                 3780                 0         3786                0  2.a.
   b. Over one year through two years                                  3781                 0         3787                0  2.b.
   c. Over two years through three years                               3782                 0         3788                0  2.c.
   d. Over three years through four years                              3783                 0         3789                0  2.d.
   e. Over four years through five years                               3784                 0         3790                0  2.e.
   f. Over five years                                                  3785           175,000         3791                0  2.f.
                                                                               --------------                        ------
3. AMOUNTS USED IN CALCULATING REGULATORY CAPITAL RATIOS (REPORT AMOUNTS                              / / / / / / / / / / / / / / /
   DETERMINED BY THE BANK FOR ITS OWN INTERNAL REGULATORY CAPITAL ANALYSES                            / / / / / / / / / / / / / / /
   CONSISTENT WITH APPLICABLE CAPITAL STANDARDS):                                                     RCFD  Bil   Mil   Thou
   a. TIER 1 CAPITAL                                                                                     8274          634,164  3.a.
   b. TIER 2 CAPITAL                                                                                     8275          289,251  3.b.
   c. TOTAL RISK-BASED CAPITAL                                                                           3792          923,415  3.c.
   d. EXCESS ALLOWANCE FOR LOAN AND LEASE LOSSES                                                         A222          124,906  3.d.
   e. RISK-WEIGHTED ASSETS (NET OF ALL DEDUCTIONS, INCLUDING EXCESS ALLOWANCE)                           A223        9,015,213  3.e.
   f. "AVERAGE TOTAL ASSETS" (NET OF ALL ASSETS DEDUCTED FROM TIER 1 CAPITAL) (2)                        A224       10,620,013  3.f.
                                                                                                                     ---------------


ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE TO BE COMPLETED BY BANKS THAT
ANSWERED NO TO ITEM 1 ABOVE AND BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR
MORE.
                                                                           (Column A)                       (Column B)
                                                                        Assets Recorded                  Credit Equivalent
                                                                            on the                           Amount of
                                                                        Balance Sheet                       Off-Balance
                                                                                                           Sheet Items (3)
4. Assets and credit equivalent amounts of off-balance sheet items assigned
   to the Zero percent risk category:                                  RCFD  Bil   Mil   Thou         RCFD  Bil   Mil   Thou
                                                                       ----------------------         ----------------------
                                                                       / / / / / / / / / / /          / / / / / / / / / / /
   a. Assets recorded on the balance sheet:                            / / / / / / / / / / /          / / / / / / / / / / /
      (1) Securities issued by, other claims on, and claims            / / / / / / / / / / /          / / / / / / / / / / /
          unconditionally guaranteed by, the U.S. Government           / / / / / / / / / / /          / / / / / / / / / / /
          and its agencies and other OECD central                      / / / / / / / / / / /          / / / / / / / / / / /
          governments                                                  3794          605,854          / / / / / / / / / / /  4.a.(1)
(2) All other                                                          3795          140,161          / / / / / / / / / / /  4.a.(2)
b. Credit equivalent amount of off-balance sheet items                 / / / / / / / / / / /          3796             750   4.b.


(1)  Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2)  Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:    MANUFACTURERS AND TRADERS TRUST COMPANY                       Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                ONE M&T PLAZA                                                                                    Page RC-24
City, State, Zip:       BUFFALO, NY 14203-2399
FDIC Certificate No.:   | 0 | 0 | 5 | 8 | 8 |

SCHEDULE RC-R -- CONTINUED

                                                                            (Column A)                  (Column B)
                                                                          Assets Recorded            Credit Equivalent
                                                                              on the                     Amount of
                                                                           Balance Sheet                Off-Balance
                                                                                                       Sheet Items(1)
                                                                        ---------------------       ---------------------
                                Dollar Amounts in Thousands             RCFD  Bil   Mil  Thou       RCFD  Bil   Mil  Thou
---------------------------------------------------------------------------------------------       ---------------------
5.  Assets and credit equivalent                                        / / / / / / / / / / /       / / / / / / / / / / /
    amounts of off-balance sheet items                                  / / / / / / / / / / /       / / / / / / / / / / /
    assigned to the 20 percent risk category:                           / / / / / / / / / / /       / / / / / / / / / / /

    a.  Assets recorded on the balance sheet:                           / / / / / / / / / / /       / / / / / / / / / / /
        (1)  Claims conditionally guaranteed by the                     / / / / / / / / / / /       / / / / / / / / / / /
             U.S. Government and its agencies and other                 / / / / / / / / / / /       / / / / / / / / / / /
             OECD central governments                                   3798          241,087       / / / / / / / / / / /  5.a.(1)
        (2)  Claims collateralized by securities issued by              / / / / / / / / / / /       / / / / / / / / / / /
             the U.S. Government and its agencies and other             / / / / / / / / / / /       / / / / / / / / / / /
             OECD central governments; by securities issued             / / / / / / / / / / /       / / / / / / / / / / /
             by Government-sponsored agencies; and by cash              / / / / / / / / / / /       / / / / / / / / / / /
             on deposit                                                 3799                0       / / / / / / / / / / /  5.a.(2)
        (3)  All other                                                  3800          933,954       / / / / / / / / / / /  5.a.(3)
    b.  Credit equivalent amount of off-balance sheet items             / / / / / / / / / / /       3801           40,655  5.b.
6.  Assets and credit equivalent amounts of off-balance sheet           / / / / / / / / / / /       / / / / / / / / / / /
    items assigned to the 50 percent risk category:                     / / / / / / / / / / /       / / / / / / / / / / /
    a.  Assets recorded on the balance sheet                            3802        1,200,396       / / / / / / / / / / /  6.a.
    b.  Credit equivalent amount of off-balance sheet items             / / / / / / / / / / /       3803           33,118  6.b.
7.  Assets and credit equivalent amounts of off-balance sheet           / / / / / / / / / / /       / / / / / / / / / / /
    items assigned to the 100 percent risk category:                    / / / / / / / / / / /       / / / / / / / / / / /
    a.  Assets recorded on the balance sheet                            3804        7,969,432       / / / / / / / / / / /  7.a.
    b.  Credit equivalent amount of off-balance sheet items             / / / / / / / / / / /       3805          332,909  7.b.
8.  On-balance sheet asset values excluded from the calculation         / / / / / / / / / / /       / / / / / / / / / / /
    of the risk-based capital ratio (2)                                 3806            2,037       / / / / / / / / / / /  8.
9.  Total assets recorded on the balance sheet (sum of items            / / / / / / / / / / /       / / / / / / / / / / /
    4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC,       / / / / / / / / / / /       / / / / / / / / / / /
    item 12 plus items 4.b and 4.c)                                     3807       11,092,921       / / / / / / / / / / /  9.


Memoranda                                                                                           ---------------------
                                                                Dollar Amounts in Thousands         RCFD   Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Current credit exposure across all off-balance sheet derivative contracts covered by            / / / / / / / / / / /
    the risk-based capital standards                                                                8764           30,304  M.1.


                                    -------------------------------------------------------------------------------------
                                                                 With a remaining maturity of
                                    -------------------------------------------------------------------------------------
                                          (Column A)                     (Column B)                    (Column C)
                                        One year or less                Over one year               Over five years
2.  Notional principal amounts of                                     through five years
    off-balance sheet derivative    -------------------------------------------------------------------------------------
    contracts(3):                   RCFD  Tril  Bil  Mil  Thou    RCFD  Tril  Bil  Mil  Thou    RCFD  Tril Bil  Mil  Thou
                                    -------------------------------------------------------------------------------------
    a. Interest rate contracts      3808               648,690    8766             2,075,441    8767              149,025  M.2.a.
    b. Foreign exchange contracts   3812             1,140,608    8769                     0    8770                    0  M.2.b.
    c. Gold contracts               8771                     0    8772                     0    8773                    0  M.2.c.
    d. Other precious metals
       contracts                    8774                     0    8775                     0    8776                    0  M.2.d.
    e. Other commodity contracts    8777                     0    8778                     0    8779                    0  M.2.e.
    f. Equity derivative contracts  A000                     0    A001                     0    A002                    0  M.2.f.
                                    -------------------------------------------------------------------------------------

---------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 and 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from time 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:    MANUFACTURERS AND TRADERS TRUST COMPANY       Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                ONE M&T PLAZA                                                                    Page RC-25
City, State, Zip:       BUFFALO, NY 14203-2399
FDIC Certificate No.:   | 0 | 0 | 5 | 8 | 8 |



              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                  at close of business on SEPTEMBER 30, 1996


MANUFACTURERS AND TRADERS TRUST COMPANY    BUFFALO            , NEW YORK
Legal Title of Bank                        City                 State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

No comment   /X/     (RCON 6979)                              / C471 / C472 / <-

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)


                Signature of Executive Officer of Bank     Date of Signature

Legal Title of Bank:    MANUFACTURERS AND TRADERS TRUST COMPANY                         Call Date:  9/30/96  ST-BK  36-1300
Address:                ONE M&T PLAZA
City, State, Zip:       BUFFALO, NY 14203-2399
FDIC Certificate No.:   | 0 | 0 | 5 | 8 | 8 |


                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

---------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF BANK                                               OMB No. For OCC:   1557-0081
                                                                      OMB No. For FDIC:   3064-0052
                                                                OMB No. For Federal Reserve:   7100-0036
                                                                     Expiration Date:   3/31/99

                                                                           SPECIAL REPORT
                                                                   (Dollar Amounts in Thousands)
PLACE LABEL HERE
                                                    -----------------------------------------------------------------------------
                                                    CLOSE OF BUSINESS     FDIC Certificate Number    C-700         <-
                                                    DATE
                                                             9/30/96       | 0 | 0 | 5 | 8 | 8 |
---------------------------------------------------------------------------------------------------------------------------------

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made SINCE THE DATE OF THE PREVIOUS REPORT OF CONDITION. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a).
(Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    --------------------
a. Number of loans made to executive officers since the previous Call Report date                   RCFD 3561       NONE  a.
                                                                                                    --------------------
b. Total dollar amount of above loans (in thousands of dollars)                                     RCFD 3562          0  b.
                                                                                                    --------------------
c. Range of interest charged on above                                 --------------------------------------------------
   loans (example:  9 3/4% = 9.75)                                    RCFD 7701   0.00    % to    RCFD 7702    0.00    %  c.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                              DATE (Month, Day, Year)

------------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                AREA CODE/PHONE NUMBER/EXTENSION
                                                                                      (TEXT 8904)
BRIAN P. KLOCK, BANKING OFFICER                                                              (716)  842-5462
------------------------------------------------------------------------------------------------------------------------------------
FDIC 8404/53 (6-95)

Legal Title of Bank:            MANUFACTURERS AND TRADERS TRUST COMPANY        Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                        ONE M&T PLAZA                                                                      Page RI-1
City, State, Zip:               BUFFALO, NY 14203-2399
FDIC Certificate No.:           | 0 | 0 | 5 | 8 | 8 |



CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1996 - SEPTEMBER 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI -- INCOME STATEMENT

                                                                                                 I480                 <-
Dollar Amounts in Thousands                                                    RIAD      Bil      Mil         Thou
---------------------------------------------------------------------------------------------------------------------------------
1. Interest income:                                                            / / / / / / / / / / / / / / / / / / /
   a. Interest and fee income on loans:                                        / / / / / / / / / / / / / / / / / / /
      (1) In domestic offices:                                                 / / / / / / / / / / / / / / / / / / /
          (a) Loans secured by real estate                                     4011                          310,272   1.a.(1)(a)
          (b) Loans to depository institutions                                 4019                                0   1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to
               farmers                                                         4024                              521   1.a.(1)(c)
          (d) Commercial and industrial loans                                  4012                          108,360   1.a.(1)(d)
          (e) Acceptances of other banks                                       4026                                0   1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal
               expenditures:                                                   / / / / / / / / / / / / / / / / / / /
              (1) Credit cards and related plans                               4054                            7,436   1.a.(1)(f)(1)
              (2) Other                                                        4055                           75,187   1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions           4056                                0   1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and     / / / / / / / / / / / / / / / / / / /
               political subdivisions in the U.S.:                             / / / / / / / / / / / / / / / / / / /
              (1) Taxable obligations                                          4503                           13,579   1.a.(1)(h)(1)
              (2) Tax-exempt obligations                                       4504                            2,563   1.a.(1)(h)(2)
          (i) All other loans in domestic offices                              4058                           13,930   1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs        4059                                0   1.a.(2)
b. Income from lease financing receivables:                                    / / / / / / / / / / / / / / / / / / /
      (1) Taxable leases                                                       4505                            7,215   1.b.(1)
      (2) Tax-exempt leases                                                    4307                                0   1.b.(2)
c. Interest income on balances due from depository institutions: (1)           / / / / / / / / / / / / / / / / / / /
      (1) In domestic offices                                                  4105                               11   1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs        4106                            1,567   1.c.(2)
d. Interest and dividend income on securities:                                 / / / / / / / / / / / / / / / / / / /
      (1) U.S. Treasury securities and U.S. Government agency and corporation
           obligations                                                         4027                           47,729   1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:  / / / / / / / / / / / / / / / / / / /
          (a) Taxable securities                                               4506                                1   1.d.(2)(a)
          (b) Tax-exempt securities                                            4507                            1,308   1.d.(2)(b)
      (3) Other domestic debt securities                                       3657                           22,795   1.d.(3)
      (4) Foreign debt securities                                              3658                                0   1.d.(4)
      (5) Equity securities (including investments in mutual funds)            3659                            1,947   1.d.(5)
e. Interest income from trading assets                                         4069                              721   1.e.


(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:                   MANUFACTURERS AND TRADERS TRUST COMPANY    Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                               ONE M&T PLAZA                                                                  Page RI-2
City, State, Zip:                      BUFFALO, NY 14203-2399
FDIC Certificate No.:                  | 0 | 0 | 5 | 8 | 8 |


SCHEDULE RI -- CONTINUED



                                                  Dollar Amounts in Thousands           Year-to-date
------------------------------------------------------------------------------------------------------------
1. Interest income (continued):                                          RIAD     Bil     Mil   Thou

   f. Interest income on federal funds sold and securities
      purchased under agreements to resell in domestic                   / / / / / / / / / / / / / / /
      offices of the bank and of its Edge and Agreement                  / / / / / / / / / / / / / / /
      subsidiaries, and in IBFs                                          4020                    3,322     1.f.
   g. Total interest income (sum of items 1.a through 1.f)               4107                  618,464     1.g.
2. Interest expense:                                                     / / / / / / / / / / / / / / /
   a. Interest on deposits:                                              / / / / / / / / / / / / / / /
      (1) Interest on deposits in domestic offices:                      / / / / / / / / / / / / / / /
          (a) Transaction accounts (NOW accounts, ATS                    / / / / / / / / / / / / / / /
              accounts, and telephone and preauthorized                  / / / / / / / / / / / / / / /
              transfer accounts)                                         4508                     7,458    2.a.(1)(a)
          (b) Nontransaction accounts:                                   / / / / / / / / / / / / / / /
              (1) Money market deposit accounts (MMDAs)                  4509                    34,965    2.a.(1)(b)(1)
              (2) Other savings deposits                                 4511                    18,859    2.a.(1)(b)(2)
              (3) Time certificates of deposit of $100,000 or more       4174                    65,856    2.a.(1)(b)(3)
              (4) All other time deposits                                4512                    78,390    2.a.(1)(b)(4)
      (2) Interest on deposits in foreign offices, Edge and Agreement    / / / / / / / / / / / / / / /
          subsidiaries, and IBFs                                         4172                     9,045    2.a.(2)
   b. Expense of federal funds purchased and securities sold             / / / / / / / / / / / / / / /
      under agreements to repurchase in domestic offices of the bank     / / / / / / / / / / / / / / /
      and of its Edge and Agreement subsidiaries, and in IBFs            4180                    55,974    2.b.
   c. Interest on demand notes issued to the U.S. Treasury, trading      / / / / / / / / / / / / / / /
      liabilities, and other borrowed money                              4185                     4,425    2.c.
   d. Interest on mortgage indebtedness and obligations under
      capitalized leases                                                 4072                        66    2.d.
   e. Interest on subordinated notes and debentures                      4200                     9,820    2.e.
   f. Total interest expense (sum of items 2.a through 2.e)              4073                   284,858    2.f.
3. Net interest income (item 1.g minus 2.f)                              / / / / / / / / / / / / / / /      RIAD 4074  333,606 3.
4. Provisions:                                                           / / / / / / / / / / / / / / /
   a. Provision for loan and lease losses                                / / / / / / / / / / / / / / /      RIAD 4230   25,375 4.a.
   b. Provision for allocated transfer risk                              / / / / / / / / / / / / / / /      RIAD 4243        0 4.b.
5. Noninterest income:                                                   / / / / / / / / / / / / / / /
   a. Income from fiduciary activities                                   4070                    19,895    5.a.
   b. Service charges on deposit accounts in domestic offices            4080                    26,689    5.b.
   c. TRADING REVENUE (MUST EQUAL SCHEDULE RI, SUM OF MEMORANDUM         / / / / / / / / / / / / / / /
      ITEMS 8.A THROUGH 8.D)                                             A220                       438    5.c.
   d. Other foreign transaction gains (losses)                           4076                       724    5.d.
   e. Not applicable                                                     / / / / / / / / / / / / / / /
   f. Other noninterest income:                                          / / / / / / / / / / / / / / /
      (1) Other fee income                                               5407                    53,815    5.f.(1)
      (2) All other noninterest income*                                  5408                    20,097    5.f.(2)
   g. Total noninterest income (sum of items 5.a through 5.f)            / / / / / / / / / / / / / / /     RIAD 4079  121,658  5.g.
6. a. Realized gains (losses) on held-to-maturity securities             / / / / / / / / / / / / / / /     RIAD 3521        0  6.a.
   b. Realized gains (losses) on available-for-sale securities           / / / / / / / / / / / / / / /     RIAD 3196      122  6.b.

7. Noninterest expense:                                                  / / / / / / / / / / / / / / /
   a. Salaries and employee benefits                                     4135                   141,708    7.a.
   b. Expenses of premises and fixed assets (net of rental               / / / / / / / / / / / / / / /
      income) (excluding salaries and employee benefits and              / / / / / / / / / / / / / / /
      mortgage interest)                                                 4217                    35,233    7.b.
   c. Other noninterest expense*                                         4092                    94,918    7.c.
   d. Total noninterest expense (sum of items 7.a through 7.c)           / / / / / / / / / / / / / / /     RIAD 4093  271,859  7.d.

8. Income (loss) before income taxes and extraordinary                   / / / / / / / / / / / / / / /
   items and other  adjustments (item 3 plus or minus items              / / / / / / / / / / / / / / /
   4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)                                     / / / / / / / / / / / / / / /
                                                                                                           RIAD 4301  158,152  8.
9. Applicable income taxes (on item 8)                                   / / / / / / / / / / / / / / /     RIAD 4302   60,903  9.

10.Income (loss) before extraordinary items and other                    / / / / / / / / / / / / / / /
   adjustments (item 8 minus 9)                                          / / / / / / / / / / / / / / /     RIAD 4300   97,249  10.


---------------
*Describe on Schedule RI-E -- Explanations.

Legal Title of Bank:    MANUFACTURERS AND TRADERS TRUST COMPANY                       Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                ONE M&T PLAZA                                                                                     Page RI-3
City, State, Zip:       BUFFALO, NY 14203-2399
FDIC Certificate No.:   | 0 | 0 | 5 | 8 | 8 |

SCHEDULE RI -- CONTINUED

                                                                                      Year-to-date
                           Dollar Amounts in Thousands              RIAD             Bil  Mil  Thou
---------------------------------------------------------------------------------------------------
11. Extraordinary items and other adjustments:                     / / / / / / / / / / / / / / / /
    a. Extraordinary items and other adjustments,
       gross of income taxes*                                      4310                          0    11.a.
    b. Applicable income taxes (on item 11.a)*                     4315                          0    11.b.
    c. Extraordinary items and other adjustments,                  / / / / / / / / / / / / / / / /
       net of income taxes (item 11.a minus 11.b)                  / / / / / / / / / / / / / / / /    RIAD 4320           0  11.c.

12. Net income (loss) (sum of items 10 and 11.c)                   / / / / / / / / / / / / / / / /    RIAD 4340      97,249  12.

                                                                                                                     I481    <-
Memoranda                                                                                                 Year-to-date
                                                                                                      ---------------------
                                                                       Dollar Amounts in Thousands    RIAD  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        / / / / / / / / / / /
    August 7, 1986, that is not deductible for federal income tax purposes                            4513              103  M.1.
2.  Income from the sale and servicing of mutual funds and annuities in domestic offices              / / / / / / / / / / /
    (included in Schedule RI, item 8)                                                                 8431           12,133  M.2.
3.-4.     Not applicable                                                                              / / / / / / / / / / /
5.  Number of full-time equivalent employees on payroll at end of current period (round to            / / / / / /    Number  M.5.
    nearest whole number)                                                                             4150            4,613
6.  Not applicable                                                                                    / / / / / / / / / / /
7.  If the reporting bank has restated its balance sheet as a result of applying push down            / / / /      MM DD YY
    accounting this calendar year, report the date of the bank's acquisition                          9106         00/00/00  M.7.
8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments)              / / / / / / / / / / /
    (SUM OF MEMORANDUM ITEMS 8.a. THROUGH 8.d. MUST EQUAL SCHEDULE RI, ITEM 5.c.):                    / / / /  Bil Mil Thou
    a.  Interest rate exposures                                                                       8757          (1,430)  M.8.a.
    b.  Foreign exchange exposures                                                                    8758            1,670  M.8.b.
    c.  Equity security and index exposures                                                           8759                0  M.8.c.
    d.  Commodity and other exposures                                                                 8760              198  M.8.d.
9.  Impact on income of off-balance sheet derivatives held for purposes other than trading:           / / / / / / / / / / /
    a.  Net increase (decrease) to interest income                                                    8761               64  M.9.a.
    b.  Net (increase) decrease to interest expense                                                   8762           11,205  M.9.b.
    c.  Other (noninterest) allocations                                                               8763                0  M.9.c.
10. CREDIT LOSSES ON OFF-BALANCE SHEET DERIVATIVES (SEE INSTRUCTIONS)                                 A251                0  M.10.

---------------
*Describe on Schedule RI-E -- Explanations.

Legal Title of Bank:    MANUFACTURERS AND TRADERS TRUST COMPANY                    Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                ONE M&T PLAZA                                                                                  Page RI-4
City, State, Zip:       BUFFALO, NY 14203-2399
FDIC Certificate No.:   | 0 | 0 | 5 | 8 | 8 |

SCHEDULE RI-A -- CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                             ---------
                                                                                                               I483 <-
                                                                                                     -----------------
                                                                        Dollar Amounts in Thousands  RIAD Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
1.  Total equity capital originally reported in the December 31, 1995, Reports of Condition and      /  /  /  /  /  /
    Income                                                                                           3215      669,384  1.
2.  Equity capital adjustments from amended Reports of Income, net*                                  3216            0  2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2)                             3217      669,384  3.
4.  Net income (loss) (must equal Schedule RI, item 12)                                              4340       97,249  4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net                               4346            0  5.
6.  Changes incident to business combinations, net                                                   4356            0  6.
7.  LESS: Cash dividends declared on preferred stock                                                 4470            0  7.
8.  LESS: Cash dividends declared on common stock                                                    4460      114,500  8.
9.  Cumulative effect of changes in accounting principles from prior years* (see instructions for    /  /  /  /  /  /
    this schedule)                                                                                   4411            0  9.
10. Corrections of material accounting errors from prior years* (see instructions for this
    schedule)                                                                                        4412            0  10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities                 8433      (5,529)  11.
12. Foreign currency translation adjustments                                                         4414            0  12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above)         4415            0  13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule      /  /  /  /  /  /
    RC, item 28)                                                                                     3210      646,604  14.
                                                                                                     -----------------

---------------
*Describe on Schedule RI-E -- Explanations.


SCHEDULE RI-B -- CHARGE-OFFS AND RECOVERIES AND CHANGES
              IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH
THE ALLOCATED TRANSFER RISK RESERVE.


                                                                                        -----------
                                                                                            I486 <-
                                                          -----------------------------------------
                                                             (Column A)              (Column B)
                                                             Charge-offs             Recoveries
                                                          -----------------------------------------
                                                                     Calendar year-to-date
                                                          -----------------------------------------
Dollar Amounts in Thousands                               RIAD Bil Mil Thou       RIAD Bil Mil Thou
---------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                          /  /  /  /  /  /        /  /  /  /  /  /
   a. To U.S. addresses (domicile)                        4651        4,269       4661        1,885 1.a.
   b. To non-U.S. addresses (domicile)                    4652            0       4662            0 1.b.
2. Loans to depository institutions and acceptances of    /  /  /  /  /  /        /  /  /  /  /  /
   other banks:                                           /  /  /  /  /  /        /  /  /  /  /  /
   a. To U.S. banks and other U.S. depository
      institutions                                        4653            0       4663            0 2.a.
   b. To foreign banks                                    4654            0       4664            0 2.b.
3. Loans to finance agricultural production and other     /  /  /  /  /  /        /  /  /  /  /  /
   loans to farmers                                       4655            0       4665           23 3.
4. Commercial and industrial loans:                       /  /  /  /  /  /        /  /  /  /  /  /
   a. To U.S. addresses (domicile)                        4645        4,215       4617        2,202 4.a.
   b. To non-U.S. addresses (domicile)                    4646            0       4618            0 4.b.
5. Loans to individuals for household, family, and        /  /  /  /  /  /        /  /  /  /  /  /
   other personal expenditures:                           /  /  /  /  /  /        /  /  /  /  /  /
   a. Credit cards and related plans                      4656          632       4666          888 5.a.
   b. Other (includes single payment, installment, and      /  /  /  /  /         /  /  /  /  /  /
      all student loans)                                  4657       11,518       4667        3,417 5.b.
6. Loans to foreign governments and official
   institutions                                           4643            0       4627            0 6.
7. All other loans                                        4644           13       4628          852 7.
8. Lease financing receivables:                           /  /  /  /  /  /        /  /  /  /  /  /
   a. Of U.S. addresses (domicile)                        4658            0       4668            0 8.a.
   b. Of non-U.S. addresses (domicile)                    4659            0       4669            0 8.b.
9. Total (sum of items 1 through 8)                       4635       20,647       4605        9,267 9.
                                                          -----------------------------------------

Legal Title of Bank:    MANUFACTURERS AND TRADERS TRUST COMPANY                        Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                ONE M&T PLAZA                                                                                      Page RI-5
City, State, Zip:       BUFFALO, NY 14203-2399
FDIC Certificate No.:   | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RI-B -- CONTINUED

PART I. CONTINUED


                                                           --------------------------------------------
                                                             (Column A)                  (Column B)
                                                             Charge-offs                  Recoveries
                                                           --------------------------------------------
                     Dollar Amounts in Thousands                        Calendar year-to-date
-------------------------------------------------------------------------------------------------------
Memoranda                                                  RIAD Bil Mil Thou          RIAD Bil Mil Thou
-------------------------------------------------------------------------------------------------------
1-3. Not applicable                                        /  /  /  /  /  /           /  /  /  /  /  /
4.   Loans to finance commercial real estate,
     construction, and land development activities         /  /  /  /  /  /           /  /  /  /  /  /
     (not secured by real estate) included in              /  /  /  /  /  /           /  /  /  /  /  /
     Schedule RI-B, part I, items 4 and 7, above           5409            0          5410            0 M.4.
5.   Loans secured by real estate in domestic
     offices (included in Schedule RI-B, part I,           /  /  /  /  /  /           /  /  /  /  /  /
     item 1, above)                                        /  /  /  /  /  /           /  /  /  /  /  /
     a. Construction and land development                  3582            0          3583           50 M.5.a.
     b. Secured by farmland                                3584           19          3585            2 M.5.b.
     c. Secured by 1-4 family residential
        properties:                                        /  /  /  /  /  /           /  /  /  /  /  /
        (1) Revolving, open-end loans secured by 1-4       /  /  /  /  /  /           /  /  /  /  /  /
            family residential properties and extended     /  /  /  /  /  /           /  /  /  /  /  /
            under lines of credit                          5411            0          5412            0 M.5.c.(1)
        (2) All other loans secured by 1-4 family          /  /  /  /  /  /           /  /  /  /  /  /
            residential properties                         5413        1,924          5414          522 M.5.c.(2)
     d. Secured by multifamily (5 or more)                 /  /  /  /  /  /           /  /  /  /  /  /
        residential properties                             3588        1,077          3589          174 M.5.d.
     e. Secured by nonfarm nonresidential properties       3590        1,249          3,591       1,137 M.5.e.
                                                           --------------------------------------------

PART II.  CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES


                                                                                         -----------------
                                                            Dollar Amounts in Thousands  RIAD Bil Mil Thou
----------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1995, Reports of Condition and
   Income                                                                                3124      225,162 1.
2. Recoveries (must equal part I, item 9, column B above)                                4605        9,267 2.
3. LESS: Charge-offs (must equal part I, item 9, column A above)                         4635       20,647 3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)                4230       25,375 4.
5. Adjustments* (see instructions for this schedule)                                     4815            0 5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,     /  /  /  /  /  /
   item 4.b)                                                                             3123      239,157 6.
                                                                                         -----------------

--------------
*Describe on Schedule RI-E -- Explanations.

SCHEDULE RI-C -- APPLICABLE INCOME TAXES BY TAXING AUTHORITY

SCHEDULE RI-C IS TO BE REPORTED WITH THE DECEMBER REPORT OF INCOME.

                                                                                                 ---------
                                                                                                   I489    <-
                                                                                         -----------------
                                                            Dollar Amounts in Thousands  RIAD Bil Mil Thou
----------------------------------------------------------------------------------------------------------
1. Federal                                                                               4780          N/A 1.
2. State and local                                                                       4790          N/A 2.
3. Foreign                                                                               4795          N/A 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)    4770          N/A 4.
                                                                   --------------------
5. Deferred portion of item 4                                      RIAD 4772    /   N/A  /  /  /  /  /  /  5.
                                                                   ----------------------------------------

Legal Title of Bank:         MANUFACTURERS AND TRADERS TRUST COMPANY       Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                     ONE M&T PLAZA                                                                     Page RI-6
City, State, Zip:            BUFFALO, NY 14203-2399
FDIC Certificate No.:        | 0 | 0 | 5 | 8 | 8 |



SCHEDULE RI-D -- INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR
IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

PART I.  ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS



                                                                                                               I492
                                                                                           Year-to-date
                                              Dollar Amounts in Thousands        RIAD         Bil         Mil       Thou
---------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices,                    /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   Edge and Agreement subsidiaries, and IBFs:                                /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a. Interest income booked                                                 4837                                        N/A  1.a.
   b. Interest expense booked                                                4833                                        N/A  1.b.
   c. Net interest income booked at foreign offices, Edge                    /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      and Agreement subsidiaries, and IBFs (item 1.a. minus 1.b.)            4838                                        N/A  1.c.
2. Adjustments for booking location of international operations:             /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a. Net interest income attributable to international operations
      booked at domestic offices                                             4840                                        N/A  2.a.
   b. Net interest income attributable to domestic business
      booked at foreign offices                                              4841                                        N/A  2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)                   4842                                        N/A  2.c.
3. Noninterest income and expense attributable to international
   operations:                                                               /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a. Noninterest income attributable to international operations            4097                                        N/A  3.a.
   b. Provision for loan and lease losses attributable to international
      operations                                                             4235                                        N/A  3.b.
   c. Other noninterest expense attributable to international operations     4239                                        N/A  3.c.
   d. Net noninterest income (expense) attributable to international         /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
      operations (item 3.a. minus 3.b and 3.c)                               4843                                        N/A  3.d.
4. Estimate pretax income attributable to international operations           /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   before capital allocation adjustment (sum of items 1.c, 2.c, and 3.d)     4844                                        N/A  4.
5. Adjustment to pretax income for internal allocations to international
   operations to reflect the effects of equity capital on overall bank       /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   funding costs                                                             4845                                        N/A  5.
6. Estimated pretax income attributable to international operations after    /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   capital allocation adjustment (sum of items 4 and 5)                      4846                                        N/A  6.
7. Income taxes attributable to income from international operations as
   estimated in item 6                                                       4797                                        N/A  7.
8. Estimated net income attributable to international operations
   (item 6 minus 7)                                                          4341                                        N/A  8.




Memoranda                                                            Dollar Amounts in Thousands    RIAD    Bil    Mil    Thou
------------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a. above                                         4847                   N/A  M.1.
2. Intracompany interest expense included in item 1.b. above                                        4848                   N/A  M.2.

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                         Year-to-date
                               Dollar Amounts in Thousands       RIAD     Bil     Mil     Thou
-------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs             4849                                           N/A  1.
2. Interest expense booked at IBFs            4850                                           N/A  2.
3. Noninterest income attributable to
   international operations booked at         /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   domestic offices (excluding IBFs):         /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a. Gains (losses) and extraordinary
      items                                   5491                                           N/A  3.a.
   b. Fees and other noninterest income       5492                                           N/A  3.b.
4. Provision for loan and lease losses
   attributable to international operations
   booked at domestic offices (excluding      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   IBFs)                                      4852                                           N/A  4.
5. Other noninterest expense
   attributable to international operations
   booked at domestic offices (excluding      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   IBFs)                                      4853                                           N/A  5.

Legal Title of Bank:     MANUFACTURERS AND TRADERS TRUST COMPANY                       Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                 ONE M&T PLAZA                                                                                     Page RI-7
City, State, Zip:        BUFFALO, NY 14203-2399
FDIC Certificate No.:    | 0 | 0 | 5 | 8 | 8 |


SCHEDULE RI-E -- EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI.  (See instructions for details.)




                                                                                                                     I495 <-
                                                                                                             Year-to-date
                                                Dollar Amounts in Thousands   RIAD          Bil         Mil            Thou
--------------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))              /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):               /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a. Net gains on other real estate owned                                    5415                                        0  1.a.
   b. Net gains on sales of loans                                             5416                                   15,916  1.b.
   c. Net gains on sales of premises and fixed assets                         5417                                        0  1.c.
   Itemize and describe the three largest other amounts that exceed
   10% of Schedule RI, item 5.f.(2):                                          /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                                              /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   d.    TEXT 4461    CHECK SALES                                             4461                                    2,548  1.d.
   e.    TEXT 4462                                                            4462                                           1.e.
   f.    TEXT 4463                                                            4463                                           1.f.

2. Other noninterest expense (from Schedule RI, item 7.c.):                   /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a. Amortization expense of intangible assets                               4531                                   12,748  2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c.:                  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   b. Net losses on other real estate owned                                   5418                                        0  2.b.
   c. Net losses on sales of loans                                            5419                                        0  2.c.
   d. Net losses on sales of premises and fixed assets                        5420                                        0  2.d.
   Itemize and describe the three largest other amounts that
   exceed 10% of Schedule RI, item 7.c:                                       /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
                                                                              /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   e.    TEXT 4464    PROFESSIONAL AND OUTSIDE SERVICES                       4464                                   17,379  2.e.
   f.    TEXT 4467    PRINTING, POSTAGE AND SUPPLIES                          4467                                   10,143  2.f.
   g.    TEXT 4468                                                            4468                                           2.g.

3. Extraordinary items and other adjustments (from Schedule RI, item 11.a)    /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   and applicable income tax effect (from Schedule RI, item 11.b) (itemize    /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   and describe all extraordinary items and other adjustments):               /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a.      (1)   TEXT 4469                                                    4469                                           3.a.(1)
           (2)   Applicable income tax effect              RIAD 4486          /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  / 3.a.(2)
   b.      (1)   TEXT 4487                                                    4487                                           3.b.(1)
           (2)   Applicable income tax effect              RIAD 4488          /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  / 3.b.(2)
   c.      (1)   TEXT 4489                                                    4489                                           3.c.(1)
           (2)   Applicable income tax effect              RIAD 4491          /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  / 3.c.(2)
4. Equity capital adjustments from amended Reports of Income                  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   (from Schedule RI-A, item 2) (itemize and describe all adjustments):       /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a.    TEXT 4492                                                            4492                                           4.a.
   b.    TEXT 4493                                                            4493                                           4.b.
5. Cumulative effect of changes in accounting principles from prior years     /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   (from Schedule RI-A, item 9) (itemize and describe all changes in
   accounting principles:)                                                    /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a.    TEXT 4494                                                            4495                                           5.a.
   b.    TEXT 4495                                                            4494                                           5.b.
6. Corrections of material accounting errors from prior years (from           /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   Schedule RI-A, item 10) (itemize and describe all corrections):            /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a.    TEXT 4496                                                            4496                                           6.a.
   b.    TEXT 4497                                                            4497                                           6.b.

Legal Title of Bank:       MANUFACTURERS AND TRADERS TRUST COMPANY                     Call Date:  9/30/96 ST-BK  36-1300  FFIEC 031
Address:                   ONE M&T PLAZA                                                                                   Page RI-8
City, State, Zip:          BUFFALO, NY 14203-2399
FDIC Certificate No.:      | 0 | 0 | 5 | 8 | 8 |


SCHEDULE RI-E -- CONTINUED

                                                                                                                  Year-to-date
                            Dollar Amounts in Thousands                        RIAD              Bil          Mil         Thou
------------------------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A,         /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   item 13) (itemize and describe all such transactions):                      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a.      TEXT 4498                                                           4498                                             7.a.
   b.      TEXT 4499                                                           4499                                             7.b.
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B,     /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   part II, item 5) (itemize and describe all adjustments):                    /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
   a.      TEXT 4521                                                           4521                                             8.a.
   b.      TEXT 4522                                                           4522                                             8.b.
9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the
   Report of Income):                                                          1498                                      1499 <-
   No comment      /  /  (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)